Exhibit 10.2

CERTAIN MATERIAL (INDICATED BY AN ASTERISK [***]) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

DESIGN AND DEVELOPMENT AGREEMENT (STEP 2)

This Step 2 Design and Development Agreement (this “Agreement”) is entered into as of, 2017 (the “Effective Date”) by and between HAPSMobile Inc., a Japanese corporation having its principal place of business at 1-9-1 Higashi-Shimbashi, Minato-ku, Tokyo, Japan (“HAPSMobile”) and AeroVironment, Inc., a Delaware corporation having its principal place of business at 800 Royal Oaks Drive, Suite 210, Monrovia, CA 91016, U.S.A. (“AV”). HAPSMobile and AV hereinafter will be referred to individually as “Party” and collectively as “Parties”.

RECITALS

A.           AV is a company with a well-established history in the business of the design and manufacture of unmanned, solar-powered, high altitude aircraft, along with the provision of associated operational and logistics services;

B.           HAPSMobile is a joint venture company established pursuant to a Joint Venture Agreement (“JVA”) dated December 1, 2017 by and between AV and SoftBank Corp. (“SoftBank”), and is in the business of, among other things,  researching Solar HAPS (as defined below);

C.          AV and SoftBank previously entered into a Design Agreement dated April 26, 2017 pursuant to which AV completed preliminary design work for a Solar HAPS as detailed in such Design Agreement, which comprises Step 1 of the contemplated business relationship among AV, SoftBank and HAPSMobile;

D.           In advance of the establishment of HAPSMobile,  AV and SoftBank entered into a Bridge Engineering Services Agreement dated October 19, 2017 (the “Bridge Agreement”) for the purpose of enabling AV to commence work on the design and development that will be subsumed into and become a part of this Agreement, and for SoftBank to be reimbursed by HAPSMobile for the amounts paid to AV under the Bridge Agreement;

E.           The Parties and Softbank intend to enter into an Intellectual Property License Agreement (the “IPLA”) to define various terms and conditions related to intellectual property rights of the Parties and SoftBank; and

F.          The Parties now desire to enter into this Agreement to define and set out the terms and conditions of a definitive working relationship to carry out the detailed design and development work for the Solar HAPS which comprises Step 2 of the contemplated business relationship between AV and HAPSMobile.

In consideration of the mutual covenants, promises and agreements contained herein, the Parties agree with each other as follows:

1.  DEFINITIONS

In this Agreement, unless otherwise specified, the following terms shall have the meanings ascribed thereto:

1.1          “Acceptance Certificate” means the written document issued by HAPSMobile to AV in the form attached as Attachment B  that confirms HAPSMobile’s acceptance of a  Deliverable.

1.2          “Acceptance Tests”  means acceptance process and criteria as defined in the Acceptance as Attachment B  hereto.

1.3          “Agreement” means this Agreement and the Attachments attached to it, as amended from time to time.

1.4          “Aircraft Deliverables” means the [***] Prototype aircraft to be delivered by AV to HAPSMobile as set forth in Attachment A entitled Deliverables.

1.5          “Aircraft Intellectual Property” means  New IP embodied in the Aircraft Deliverables.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.6          “Aircraft Technology” means Solar HAPS aircraft related: technology, formulae, algorithms, procedures, processes, methods, techniques, know-how, ideas, creations, inventions, discoveries, and improvements (whether patentable or unpatentable and whether or not reduced to practice), information and materials, software, specifications, designs, models, devices, prototypes, schematics, mask works, and other works of authorship; databases; trade secrets and other confidential and proprietary information, which are embodied in the Aircraft Deliverables.

1.7          “Aircraft Work Product” subject to and in accordance with Section 4.8 of the IPLA,  means Aircraft Technology and Aircraft Intellectual Property in such Aircraft Technology that AV first creates, develops and conceives for HAPSMobile in performance required  by AV under this Agreement which is embodied in the Aircraft Deliverables. The intellectual Property rights of the Aircraft Work Product shall be incorporated into the New IP. For the avoidance of doubt, “Aircraft Work Product” and the “New IP” do not include any AV Background IP or any Third Party IP.

1.8          “Attachments” mean the Attachments to this Agreement.

1.9          “AV Background IP”  has the meaning ascribed thereto in the IPLA.

1.10      “Business Day” means any day other than Saturday, Sunday and any day which is a legal holiday in either Japan or the State of California.

1.11      “Change Control” means a requested Change to Attachments  A or C or D to this Agreement,  in the format and in accordance with Attachment G.

1.12      “Estimated Completion Dates” means the expected dates on which the Deliverables and Milestones are to be completed by AV as specified in Attachment A and Attachment H.

1.13      “Deliverables” means the Document Deliverables and Hardware Deliverables set forth in Attachment A  that AV will deliver to HAPSMobile under this Agreement.

1.14      “Delivery Terms” means the Incoterms applicable for delivery of Hardware Deliverables,  which Incoterms will be CIF or CIP, depending on the necessary method of transport.

1.15      “Document Deliverables” means the designs, drawings, schematics, specifications, engineering documents, part lists, test plans and other documents that are a part of or otherwise included in the Deliverables set forth in Attachment A.

1.16     “Flight Tests” means the “Low Altitude Flight Test” and the “High Altitude Flight Test” specified as Milestones [***], respectively, on Attachments E and H.

1.17      “Force Majeure” means events that are beyond the reasonable control of the Party claiming Force Majeure, which occur after the Effective Date and which were not reasonably foreseeable prior to that Effective Date and whose effects are not capable of being overcome. Events of Force Majeure include but are not limited to governmental act, war, the threat of imminent war, riots, civil commotion, fires, explosions, storms, floods, lightning, earthquakes and other natural calamities. Inability of a Party, notwithstanding its reasonable efforts, to acquire necessary export/import authorizations shall constitute Force Majeure.

1.18     “Ground Control Systems” means the specific Ground Control Station referred to in Attachment A entitled Deliverables.

1.19     “Hardware Deliverables” means the hardware to be delivered to HAPSMobile as listed on Attachment A, which includes the Aircraft Deliverables.

1.20     “[***] Prototype” means the specific [***] Prototype stratospheric solar aircraft [***] referred to in Attachment A entitled Deliverables.

1.21     “[***] Systems” means both [***] Prototype and Ground Control Systems.

1.22     “Incurred Costs” means all costs actually incurred by AV in performance of this Agreement including but not limited to engineering, administrative, service and manufacturing labor, materials, subcontracts, travel and other direct costs. This shall include all applicable indirect rates for engineering overhead, manufacturing overhead, material overhead and selling general and administrative costs.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.23      “Incurred Cost Documentation” means the documentation to be supplied by AV to HAPSMobile with each invoice for payment which sets forth the details of the Incurred Costs for such invoice, in accordance with Attachment F.

1.24       “Insolvency Event” means each and any of the following:

(a)          the issue of a petition for winding up which is not dismissed within twenty eight (28) days of its issue; or

(b)          the making of an order or an effective resolution being passed for winding up except for the purposes of a solvent reconstruction or amalgamation on a basis previously approved (where such approval can reasonably be sought in advance, taking account of commercial confidentiality and regulatory requirements) and where the resulting entity assumes in writing all of the obligations of the relevant Party under this Agreement; or

(c)          the making of an order for the appointment of an administrative receiver, administrator, trustee, liquidator, manager or similar officer; or

(d)          an encumbrancer, receiver (including an administrative receiver) or other similar officer taking possession of the whole or any part (which is material in the context of the performance of the affected Party’s obligations under this Agreement) of such Party’s undertaking, property or assets; or

(e)          the making or proposing of making of a composition with creditors generally;

1.25        “Intellectual Property”  has the meaning ascribed thereto in the JVA.

1.26        “IPLA” means the Intellectual Property License Agreement of even date herewith among HAPSMobile, AV and SoftBank.

1.27        “JVA” means the joint venture agreement between AV and SoftBank referred to in Recital B above.

1.28        Milestone(s) – means the Milestones listed on Attachment H which are to be completed by AV under this Agreement.

1.29        “New IP” has the meaning ascribed thereto in the IPLA.

1.30        “Order” means a purchase order or a work order issued under this Agreement that specifies the Statement of Work, Deliverables, related to the work to be performed. Orders will be issued by HAPSMobile and acknowledged by AV.

1.31        “Quarterly Status Report” means the report to be provided by AV to HAPSMobile on a quarterly basis during the term of the Agreement in accordance with Article 3.3  below.

1.32        “Range Fee” means the facility fee and related service fee for using of the test ranges necessary for the implementation of the Flight Test series.

1.33        “Solar HAPS”  has the meaning ascribed thereto in the JVA.

1.34        “Specifications” means the HAPSMobile agreed upon requirements for the Deliverables as set forth in Attachment D entitled Specifications.

1.35        “Statement of Work” or “SOW” means the statement of work attached hereto as Attachment C.

1.36        “Technology” means any and all technology, formulae, algorithms, procedures, processes, methods, techniques, know-how, ideas, creations, inventions, discoveries, and improvements (whether patentable or unpatentable and whether or not reduced to practice); information and materials; software, specifications, designs, models, devices, prototypes, schematics, mask works, and other works of authorship; databases; trade secrets and other confidential and proprietary information.

1.37        “Third Party IP”  means any Technology or Intellectual Property rights owned or controlled by a third party, including any open-source software licensed by a Party from third parties.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.38        “Work Product” means all Technology and Intellectual Property in such Technology, that AV or an AV third party contractor or consultant of AV, first creates, develops, or conceives for HAPSMobile in the performance of this Agreement in connection with the Deliverables. “Work Product” includes all materials and Hardware Deliverables required to be delivered to HAPSMobile under this Agreement but, for the avoidance of doubt, does not include Background IP or Third Party IP.

2.  SCOPE AND TERM OF AGREEMENT

2.1          This Agreement shall come into force when signed by authorized representatives of both Parties as of the Effective Date and shall remain in force until AV’s completion of the last Milestone unless terminated earlier under the provisions of Article 12 of this Agreement and all payments required by HAPSMobile have been paid.

2.2          Upon execution of this Agreement, HAPSMobile authorizes AV to begin performance in accordance with the Agreement by providing the first Order.

2.3          Scope of Agreement.

2.3.1       AV agrees to perform the work (the “Work”) specified in the Statement of Work as shown in Attachment C in accordance with the specifications in the Statement of Work, and to provide the Deliverables specified in Attachment A and complete the Milestones listed in Attachment H to HAPSMobile (such obligations, the “Scope of Agreement”).  The Parties agree that all Work performed by AV under this Agreement shall be done on a “Best Efforts” basis, meaning that AV will, subject to the terms and conditions herein provided, use commercially reasonable efforts to take, or cause to be taken, actions and to do, or cause to be done, all things reasonably necessary, proper or advisable to perform its obligations under this Agreement up to the funding authorized on Attachment F.  AV service provided under the Agreement is performed for the purpose of discovering information that is technical in nature, the results of which are intended to be useful in the development of a new product.

2.3.2       In consideration for AV’s performance of the Work specified in the Statement of Work, HAPSMobile agrees to pay AV the amount specified in Attachment F in accordance with the procedures and terms and conditions specified in such attachment.  HAPSMobile agrees to issue the first Order covering the Work to be performed from the Effective Date until March 31, 2018 within ten (10) days of the Effective Date, the terms and conditions of which Order shall be governed by the terms and conditions of this Agreement.

2.4          Change Control. Either Party may propose changes to Attachments A, C or D (a "Change") in accordance with the procedures described in Attachment G ("Change Control"). Neither Party shall be entitled to or obligated by any such Change until it has been presented and approved by both Parties in accordance with such Change Control and the Parties have executed a Change Control. Once executed, a Change Control shall be deemed to supplement or modify, as applicable, the terms and conditions of this Agreement. Unless otherwise agreed, use of the Change Control does not limit or waive any other rights a Party may have in relation to the remedies under this Agreement, including but not limited to, remedies for schedule delays or breach of this Agreement. Unless otherwise agreed, the pricing relating to a Change Control will be calculated using the price basis set forth in Attachment F.

3.  DELIVERABLES & MILESTONES

3.1          Milestones. Attachment H defines a series of Milestones for the Work and the completion criteria applicable to the Milestones. Attachment E defines the particular testing activities associated with the Flight Tests.

3.2          Prevention of Delays. AV agrees to act in a commercially reasonable manner to prevent and minimise delays in completing the Deliverables and Milestones in accordance with the Estimated Completion Dates as provided in Attachment A and Attachment H.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.3          Notification of Delays.  During the term of the Agreement, AV shall provide to HAPSMobile a Quarterly Status Report per Attachment F, Exhibit B on its performance under the Statement of Work and completion of the Deliverables and Milestones on a quarterly basis. If AV has reason to believe that it will not be able to complete a Deliverable or Milestone on or before its applicable Estimated Completion Date, it shall notify HAPSMobile in the Quarterly Status Report of:

(a)          The cause of the delay;

(b)          The expected period of delay;

(c)          The steps proposed to be taken by AV to minimise the delay; and

(d)          The impact of the delay as related to any projected increase of expected Incurred Costs.

3.4          Changes to Deliverables and Milestones.  Any proposed changes to the Specifications,  budget or the Estimated Completion Date of a  Deliverable or Milestone shall be addressed in accordance with a Change Agreement.

3.5          For Hardware Deliverables, title and risk of loss of all materials, parts and components purchased by AV for the purpose of incorporating into the Hardware Deliverables (together, “Materials”), respectively, upon payment will transfer to HAPSMobile, and HAPSMobile shall pay AV the fee for Materials subject to Clause 1.3 of Attachment F. For the avoidance of doubt,  (a) acceptance of fully assembled and finished Hardware Deliverables by HAPSMobile will be made [***],  (b) risk of loss of the Hardware Deliverables during Flight Test series will be borne by HAPSMobile, and (c) AV will consult with HAPSMobile for its appropriate insurance arrangement to cover the risk of loss to the Hardware Deliverables during the Flight Test series.

3.6          AV will provide all necessary records to reasonably demonstrate the stock location of the Materials and logistic or manufacturing status of the Materials on a quarterly basis. AV will track and report on the inventory status of Material and assemblies of the Materials on a quarterly basis.

3.7          AV will maintain adequate levels of property insurance to cover replacement costs for the HAPSMobile owned Materials, assemblies thereof, and finished Hardware Deliverables located at AV’s facility.  AV also agrees that it will ensure, prior to providing any HAPSMobile-owned Materials, assemblies thereof, or finished Hardware Deliverables, to any of AV’s subcontractors or vendors (including, but not limited to, laboratories, test beds, test yards  or warehouses) that such subcontractors and/or vendors maintain adequate levels of property insurance to cover replacement costs for the HAPSMobile property being provided by AV to such subcontractor or vendor. AV will provide reasonable access and assistance to HAPSMobile for its inventory control or stock taking on HAPSMobile owned Materials, assemblies thereof, or finished Hardware Deliverables.

3.8          To the extent that the Work requires the application of California use tax to AV’s procurement of Materials, subcontracting by AV and other direct costs incurred, AV shall itemize and bill such use tax as part of AV’s monthly invoices to HAPSMobile.

4. RESERVED

5.  EXPORT RULES AND REGULATIONS

5.1          Export Rules and Regulations. Each Party agrees to comply with all applicable governmental regulations as they relate to the import, export and re-export of information and Deliverables. Without limiting the foregoing, neither Party shall disclose or deliver any information or Deliverables in any manner contrary to any applicable export or import laws and regulations. The Parties acknowledge that these laws and regulations impose restrictions on the import, export and transfer to third parties and countries of certain types of Deliverables, and that authorizations or

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

licenses from the applicable regulatory agency may be required before such items may be disclosed or delivered.

6. ACCEPTANCE OF DELIVERABLES AND COMPLETION OF MILESTONES

6.1          Completion of Deliverables. For each Deliverable, AV shall provide written notice to HAPSMobile of the anticipated actual completion date for such Deliverable no later than 30 days prior to such date. During said 30-day period, AV will reasonably endeavour to provide advance access to the Deliverables to HAPSMobile in order to facilitate prompt acceptance for the purpose of limiting impact on the schedule of the development program contemplated by this Agreement.

6.2          Acceptance of Deliverables. The procedures for the acceptance by HAPSMobile of the Deliverables is detailed in Attachment B.

6.3          Delivery of Hardware Deliverables.  Delivery of the Hardware Deliverables shall be per the applicable Delivery Terms.  HAPSMobile Acceptance is required prior to shipment of the Hardware Deliverables.

6.4          Completion of Milestones. Upon the completion of the completion criteria for each Milestone specified on Attachment H, AV will provide written notice to HAPSMobile

6.5          Disputes. In the event that a dispute arises between the Parties regarding the acceptance or rejection of a  Deliverable or completion of a Milestone such dispute shall be dealt with in accordance with Article 17.

7. PRICE AND PAYMENT

7.1         Payment for the Work;  HAPSMobile shall pay to AV the fees set forth at Attachment F (collectively, the “Fees”) according to the payment terms specified therein. The Fees may incorporate any adjustments resulting from Change Agreements executed during the Agreement term.

7.2         Expenses;  Unless otherwise stated in the Statement of Work or in any Change Control or any other amendments to this Agreement, the Fees are inclusive of travel and related expenses. If expressly set forth in a Change Control or any other amendments to this Agreement, HAPSMobile shall reimburse AV for the reasonable actual Incurred Cost and [***]% fee for expenses incurred in the performance of Work to the extent such expenses are not included in the Fees, provided they are authorized in writing in advance and copies of receipts are submitted with all invoices at the beginning of each month, for expenses incurred during the prior month.

7.3         Method of Payment; Finance Charges. Invoices will be submitted by AV to HAPSMobile in accordance with Attachment F. All amounts to be paid to AV under this Agreement shall be paid by wire transfer to the account or accounts designated by AV from time to time or by such other method as is mutually determined by the Parties. Any amount owed by HAPSMobile to AV that is not paid on or before the date such amount is due will bear interest until paid at a rate equal to [***]%  per annum or the maximum rate permitted by law, whichever is less.

7.4         AV will provide updates on the potential for cost increases or decreases for the completion of the Scope of Agreement in the Quarterly Status Report as identified in Attachment F.

7.5         Unutilized Consideration and Excess Incurred Costs.  Unutilized consideration and excess Incurred Costs shall be utilized as set forth in Attachment F.

7.6         Currency. All payments under this Agreement shall be made in United States dollars.

8. AV’S REPRESENTATIONS AND WARRANTIES

8.1         AV represents, warrants and covenants to HAPSMobile that:

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(a)          Agreement - it shall execute and perform its obligations under this Agreement in good faith with due care, diligence, skill and competence, applying all of its knowledge, experience and ability and in accordance with best industry practice;

(b)          Incorporation - it is a company duly incorporated under the laws of Delaware, USA and has the corporate power and authority to accept the terms of this Agreement and to perform its obligations hereunder;

(c)          Execution & Delivery - The execution and delivery by AV of this Agreement, the performance by AV of its obligations hereunder and the consummation by AV of the transactions contemplated herein have been duly authorized by all requisite corporate action on the part of AV. This Agreement has been duly executed and delivered by AV and (assuming due authorization, execution and delivery by HAPSMobile) this Agreement constitutes a legal, valid and binding obligation of AV enforceable against AV in accordance with its terms;

(d)          Software -  AV shall perform an industry  standard reasonable screening process on software supplied pursuant to this Agreement to screen such software for  viruses, or other contaminants or devices (including, without limitation), worms, logic bombs, spyware, trojan horses or other programs that are intended to, and do, cause malfunctions or damage to, or erase the software or data contained in, recipient’s other software or data,   and if any such items are detected, AV will promptly remove such malicious technology;

(f)          Work - Work will be provided in a timely, professional, and workmanlike manner. Work will be performed by technically appropriate and fitting process and methodology for specific market of same category of engineering service. It will be including, but not limited to, the implementation of necessary set of computer based structured analysis, aero dynamics analysis, and other necessary CAE process;

(g)         AV Personnel - AV Personnel will have the requisite experience, skills, knowledge, training and education to perform Work in accordance with this Agreement.

(h)         Hardware Deliverables will comply necessary regulations, of the relevant governmental or other related authorities to perform the necessary Flight Test at the baseline test location, as set forth in Attachment C or E hereto.

(i)          AV to provide third-party commercial warranty coverage as applicable on a component level if such warranty is being provided from its suppliers. No Deliverable level warranty shall exist as this program is for the design and development of prototype equipment. AV to maintain and operate the Hardware Deliverables as required throughout the Flight Tests on a Best Effort basis.

(j)          Documentation - AV will provide, maintain, and update all documentation, which documentation will be detailed, comprehensive, and prepared in conformance with generally accepted best industry standards of professional care, skill, diligence, and competence.

(k)         AV acknowledges and agrees that in entering into this Agreement it has not relied and is not relying on any representations, warranties or other statements whatsoever, whether written or oral, other than those expressly set out in this Agreement (or other related documents referred to herein) and that it will not have any right or remedy rising out of any representation, warranty or other statement not expressly set out in this Agreement.

8.2         HAPSMobile represents and warrants to AV that:

(a)          Agreement - it shall execute and perform its obligations under this Agreement in good faith with due care, diligence, skill and competence, applying all of its knowledge, experience and ability and in accordance with best industry practice.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b)          Incorporation - it is a company duly formed and existing under the laws of Japan, and has the corporate power and authority to accept the terms of this Agreement and to perform its obligations hereunder.

(c)          Execution & Delivery - The execution and delivery by HAPSMobile of this Agreement, the performance by HAPSMobile of its obligations hereunder and the consummation by HAPSMobile of the transactions contemplated herein have been duly authorized by all requisite corporate action on the part of HAPSMobile. This Agreement has been duly executed and delivered by HAPSMobile and (assuming due authorization, execution and delivery by AV) this Agreement constitutes a legal, valid and binding obligation of HAPSMobile enforceable against HAPSMobile in accordance with its terms.

(d)          HAPSMobile acknowledges and agrees that in entering into this Agreement it has not relied and is not relying on any representations, warranties or other statements whatsoever, whether written or oral, other than those expressly set out in this Agreement (or other related documents referred to herein) and that it will not have any right or remedy rising out of any representation, warranty or other statement not expressly set out in this Agreement.

9. PROJECT MANAGEMENT

9.1         Project Managers. Each Party shall designate a project manager (each, a "Project Manager"). The Project Managers shall have overall responsibility for day-to-day management and administration of the Work provided under this Agreement and shall otherwise perform the responsibilities set forth in the SOW. Project Management shall be performed as described within Attachment I.

9.2         Steering Committee. The Parties shall establish a steering committee (the "Steering Committee") made up of not less than three key executives from each Party (inclusive of the AV Project Manager and the HAPSMobile Project Manager), which shall meet, from time to time, and at such time as its members or the Parties deem appropriate. Each Party may replace its members of the Steering Committee after providing the other Party with reasonable advance written notice and after consultation with the other Party. Each Party shall use reasonable efforts to minimize the turnover of individuals serving on the Steering Committee. The Steering Committee shall meet at such times and places as are agreed upon by the Parties, but at least once per month. The Steering Committee shall (i) prepare written minutes of its meetings, (ii) monitor overall project status and service performance, (iii) review new service and project requests, (iv) review and approve all Change Agreement proposals, (v) review and approve major information technology related decisions and (vi) resolve Disputes in accordance with dispute resolution process. The Change Control shall be used to implement applicable recommendations and decisions of the Steering Committee. The members of the Steering Committee will not have separate voting rights; instead, each Party will have one vote. All actions of the Steering Committee required under this Agreement will require the unanimous vote of the Parties.

9.3         AV Staffing. AV shall assign personnel and subcontractors to the HAPSMobile account who possess the training, education, experience and skill levels appropriate for the Work to be provided by such personnel and in accordance with the SOW. AV reserves the right to determine which of its personnel shall be assigned to perform Work, and to replace or reassign such personnel during the Agreement Term; provided, however, that AV, subject to scheduling and staffing considerations, shall use good faith efforts to honor HAPSMobile's request for or lawful objection to specific individuals. Except in the event of resignation, death, disability, termination, end of principal task or assignment, or promotion, demotion, or disciplinary issue, AV may not remove AV Key Personnel without providing written notification to the Project Owner set forth in Attachment I, which consent shall not be unreasonably withheld. HAPSMobile will not incur any additional Fees (including any additional expenses) due to any change in AV or AV’s subcontractor personnel. In the event AV removes any AV Key personnel, AV shall assign an equivalent or more skilled and experienced replacement without delay. Both Parties acknowledge and understand that nothing in

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

this Agreement shall alter, and that AV has no obligation pursuant to this Agreement to alter, the at-will nature of any AV employee.

9.4         HAPSMobile Staffing.  HAPSMobile shall assign personnel for the performance of the HAPSMobile responsibilities who possess the appropriate qualifications. Upon reasonable request by AV, HAPSMobile shall remove and/or replace specific personnel assigned to perform effort under this Agreement by HAPSMobile. Except in the event of resignation, death, disability or termination, HAPSMobile shall notify AV in writing at least 30 days prior to replacing any HAPSMobile Key Personnel. In the event of any replacement of HAPSMobile Key Personnel, HAPSMobile shall provide for an appropriate transition (overlap) period for the new individual and use commercially reasonable efforts to minimize any disruption such replacement may cause in the performance of HAPSMobile's obligations under this Agreement.

9.5         Non-solicitation of Employees. Neither Party shall solicit, offer work to, employ or contract with the other Party's personnel who are performing effort under this Agreement as an employee, partner or independent contractor (collectively “Covered Individuals”) during the term of that individual's involvement under this Agreement for a period of [***] following that individual's participation in any effort under the Agreement, without first obtaining the written consent of the other Party; provided, however, that the foregoing restrictions shall not apply to any Covered Individual of a Party who responds to a general solicitation or advertisement by the other Party that is not directed specifically at Covered Individuals of such other Party.

10. INTELLECTUAL PROPERTY

10.1       No Implied Rights. Except as otherwise expressly indicated in this Agreement, HAPSMobile will not, by any reason including AV’s performance of this Agreement and/or delivery of the Deliverables, acquire any right, title or interest (including any covenant, immunity, authorization, license rights, or other rights) in any of AV’s Background IP. Other than as expressly set forth in this Article  10, no right, title or interest in any Intellectual Property of AV is granted to HAPSMobile pursuant to this Agreement.

10.2       All Aircraft Work Product will be the property of HAPSMobile and shall be incorporated into the New IP provided that HAPSMobile grants back to AV the licenses to the New IP as set forth in the IPLA.

10.3       The Parties agree to that to the extent relevant, the terms and conditions of the IPLA shall be fully applicable to, and incorporated by reference into, this Agreement.

10.4       Deliverables. Without limitation of any delivery obligations with respect to specific Work Product as set forth in this Agreement, upon termination of this Agreement, or at any time HAPSMobile requests prior to termination, AV will deliver [***].  Such delivery shall not be required to the extent it may violate export control laws and/or regulations.

11. INSURANCE

11.1.      Minimum Insurance Coverage

AV will at its own expense, obtain and maintain during the Term the following minimum insurance coverage against liability arising in any way under of this Agreement:

(a)          Commercial general liability, including bodily injury, property damage, personal and advertising injury liability, and contractual liability covering operations, independent contractor and products/completed operations hazards, with limits of not less than $[***] for [***] and $[***] [***], endorsed to name HAPSMobile as an additional insured;

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b)         Workers’ compensation as provided for under any workers’ compensation or similar law in the jurisdiction where work is performed with an employer’s liability limit of not less than $[***] for bodily injury by accident or disease;

(c)          Business auto liability covering ownership, maintenance or use of all owned, hired and non-owned autos used in connection with this Agreement with limits of not less than $[***] [***] for bodily injury and property damage liability, endorsed to name HAPSMobile as additional insureds;

(d)         Umbrella/excess liability with limits of not less than $[***] [***] and [***] in excess of the commercial general liability, business auto liability and employer’s liability;

(e)         “All Risk” property insurance (excluding earthquake and flood insurance) covering the replacement cost of AV’s (and Subcontractor’s, if any) personal property, with a waiver of subrogation in favor of HAPSMobile as it is agreed that HAPSMobile will not be held liable for loss or damage to any such property from any cause whatsoever. HAPSMobile will be named as a loss payee as its interest may appear; and

A “Claims Made” policy not renewed or replaced will have an extended reporting period or “tail” of not less than 2 years.

11.2.      Certificates of Insurance

AV will obtain and maintain the required coverage with insurers with A.M. Best ratings of not less than A-, VII. Insurers must be authorized to do business in all jurisdictions where work is performed under this Agreement. Each policy will contain a waiver of subrogation in favor of HAPSMobile. Upon request, AV will include copies of relevant endorsements or policy provisions with the required certificate of insurance. At the request of HAPSMobile, AV will provide a certified copy of each insurance policy required under this Agreement provided that HAPSMobile has been named as an additional insured on each policy and there has been an occurrence for which such policy provides coverage. The required insurance coverage provided by AV pursuant to this Agreement may not be construed as a limitation on AV’s responsibility or liability or as a cap on damages as defined in article 28 Limitation of Liability.

11.3.      Flight Test Coverage

AV agrees that during the Flight Tests that it shall maintain aviation liability insurance to cover third-party claims arising from damages sustained by any third parties due to the operation of the [***] Prototype during the Flight Tests.  During the Flight Tests, AV agrees to carry the minimum aviation liability insurance required by the owners of the locations of the Flight Tests.

12.  TERMINATION

12.1        Right to Terminate for Material Breach. Each Party has the right, without prejudice to its other rights or remedies, to terminate this Agreement immediately, by written notice to the other Party if the other Party is in material breach of its obligations under this Agreement and either it fails to remedy that breach within sixty  (60) days after receiving written notice from the other Party or that the breach is incapable of remedy.

12.2       Right to Terminate for Force Majeure. If either Party is prevented by Force Majeure from performing its obligations for a period longer than one hundred eighty (180) days from the date of its giving notice or such other time as may be agreed by the Parties, the other Party shall be entitled to terminate this Agreement by giving seven (7) days’ notice in writing to the affected Party.

12.3        Right to Terminate for Insolvency, etc. Each Party has the right to terminate this Agreement immediately by written notice to the other Party if an Insolvency Event occurs with respect to such other Party.

12.4       Termination for Convenience. HAPSMobile at any time may terminate this Agreement for convenience by providing written notice to AV. Upon receipt of such written notification AV shall (a) immediately take commercially reasonable steps to minimize further expenses under this

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Agreement and (b) timely notify all subcontractors and suppliers of the termination of this Agreement. AV to provide final invoices for all Incurred Costs and obligations, subcontractor termination expenses, ramp down expenses and submit final invoice to HAPSMobile. Invoice will include all expenses incurred by AV in support of this contract SOW less what has been already paid by HAPSMobile. For the avoidance of doubt, AV shall be reimbursed for 100% of all costs and obligations incurred in support of this contract plus applicable [***]% fee.

12.5        Consequences for Terminating. Upon termination of this Agreement, AV shall immediately conduct a sixty (60) day ramp down period during which AV will wind down its activities under this Agreement and take all commercially reasonable efforts to minimize costs under this Agreement. AV shall provide a final invoice with supporting Incurred Costs Documentation within 30 days of expiration of the ramp down period as described in Attachment F.

12.6        Accrued Rights and Liabilities. Any termination of this Agreement shall not affect any accrued rights or liabilities of either Party nor shall it affect the coming into force or the continuance in force of any provision of this Agreement or any other contract which is expressly or by implication intended to come into or continue in force on or after such termination.

13. AMENDMENTS

Amendments in Writing. Any amendment to this Agreement shall not be binding on the Parties unless it is mutually agreed upon in writing except for Class II Changes defined in Attachment G.

14. CONFIDENTIALITY

Any information or materials disclosed by one Party to the other in connection with this Agreement will be subject to the terms of the Non-Disclosure Agreement between HAPSMobile and AV dated being executed concurrently with this Agreement (the “NDA”). The terms, conditions and existence of this Agreement and related negotiations will be considered Confidential Information of each Party as defined in and governed by the terms of such NDA.

15. PUBLICITY

Subject to either Party’s obligation under applicable law or regulation to publicly disclose this Agreement and the transactions contemplated herein, neither Party shall advertise nor make any public announcement in respect of this Agreement nor use or refer to the name, trademark or trade name of the other Party in any disclosure without the prior written consent of the other Party.

16. FORCE MAJEURE

16.1        Notification, Obligations, Mitigation. If either Party is affected by Force Majeure it shall:

(a)          promptly notify the other Party in writing of the nature and extent of the Force Majeure and the estimated duration of any delay caused by the Force Majeure; and

(b)          use its commercially reasonable efforts to mitigate the effect of Force Majeure upon this Agreement.

16.2        Liabilities. Subject to compliance with the notice requirement in this article, the affected Party shall be excused from, and shall not be liable for, any delay or non-performance of its obligations under this Agreement to the extent that its performance is interrupted or prevented by Force Majeure.

17. RESOLUTION OF DISPUTES

17.1        Resolution by the Parties. In the event of any dispute between the Parties arising out of or relating to this Agreement, representatives of the Parties from a level of management who have authority

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

to settle the dispute shall, within seven (7) days of receipt of a written notice from either Party to the other, meet (either in person, electronically or telephonically) in an effort to resolve the dispute. Unless concluded with a written legally binding agreement, all negotiations connected with any dispute shall be conducted in confidence and without prejudice to the rights of the Parties in any future proceedings.

17.2        Referral of the Dispute. If any dispute cannot be resolved at such meeting or within seven (7) days from its conclusion, the Parties shall be entitled to initiate arbitration, in accordance with the Article 24.2.

18.  NOTICES

18.1        Addresses for Providing Notices. Any notice or other document to be provided under this Agreement may (except as expressly provided herein) be delivered, or sent by post or by facsimile to the following address:

For AV:

Contractual Contact:	Technical Contact:
AeroVironment, Inc.	AeroVironment, Inc.
900 Innovators Way	900 Innovators Way
Simi Valley, CA 93065	Simi Valley, CA 93065
Attn: General Counsel	Attn: [***]

or such other address as AV may subsequently notify to HAPSMobile , and

For HAPSMobile:

Contractual Contact:	Technical Contact:
1-9-1 Higashi-Shimbashi, Minato-ku, Tokyo	1-9-1 Higashi-Shimbashi, Minato-ku, Tokyo
Japan	Japan
Attn: [***]	Attn: [***]

or such other address as HAPSMobile may subsequently notify to AV.

18.2        Delivery of Notices. Any notice or document which are required to contemplated by this Agreement shall be deemed to have been delivered:

(a)          if hand-delivered, at the time of delivery to the recipient’s address specified in  this Agreement;

(b)          if sent via a recognized, next-day courier service, upon the later of (i) delivery if delivered during the recipient’s normal business hours or (ii) if delivery is not during normal business hours, at noon local time of the recipient on the next business day following delivery; or

(c)          if sent by facsimile or email, at the time of transmission if within the normal business hours of the recipient and, if not, noon local time of the recipient on the next following business day, provided that, for a facsimile, a confirming copy is delivered by courier to the recipient within forty eight (48) hours after transmission.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

19. ENTIRE AGREEMENT

19.1       Prior Understandings and Agreements. The Agreement, and the documents incorporated herein, supersede all prior understandings and Parties Agreements (as defined in the IPLA) between the Parties relating to the subject matter hereof and contain the entire agreement between the Parties with respect to the subject matter hereof.

19.2       Representations and Warranties. Each Party acknowledges that in agreeing to enter into this Agreement it has not relied on any representation, warranty or other assurance of the other Party except those set out in this Agreement.

19.3       Articles to Survive Termination. Notwithstanding anything contained herein to the contrary, the Articles 10, 12.5, 14, 17, 18, 19.3,  25, 26 and 28  and any other articles which are intended to survive termination shall survive termination of this Agreement and shall continue in full force and effect thereafter.

20. WAIVER

The failure of either Party to enforce any of its rights or to require the performance of any obligation, responsibility or liability of the other Party under this Agreement shall not of itself be taken as a waiver of either Party’s rights, obligations, responsibilities or liabilities under this Agreement.

21. DISCLAIMER OF WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, EACH PARTY EXPRESSLY DISCLAIMS, WAIVES, RELEASES AND RENOUNCES ANY WARRANTY, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT.

22. SEVERABILITY

The invalidity, illegality or unenforceability of any of the provisions of this Agreement shall not affect the validity, legality and enforceability of the remaining provisions of this Agreement and this Agreement shall be construed as if such invalid, illegal or unenforceable provision was not a part of this Agreement.

23. ASSIGNMENT AND SUB-CONTRACTING

23.1       Assignment. Except as expressly provided herein, neither Party may assign, sub-license, transfer, or otherwise dispose of any of its rights or any of its obligations under this Agreement or any part thereof or the benefit or advantage of this Agreement or any part thereof without the prior written consent of the other Party, such consent not to be unreasonably withheld, conditioned or delayed.

23.2       Subcontracting AV may use subcontractors and shall have full discretion to select the vendors and AV’s  suppliers,  subcontractors,  and procure the materials and other services and supplies as necessary in completion of the Agreement, provided however that for HAPSMobile to successfully operate the Solar HAPS. After the Effective Date [***].  AV will remain fully liable for the work performed and for the acts or omissions of any Subcontractor. AV will require any Subcontractor to comply with the terms of this Agreement applicable to the obligations of AV that are performed by the Subcontractor.

23.3       AV shall pass through or assign to HAPSMobile any warranties that AV obtains from manufacturers of materials that AV obtains from a third party that are integrated into the Hardware  Deliverables to the extent that such warranties are transferable.

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24. COMPLIANCE WITH LAW AND REGULATIONS

24.1       AV to Obtain All Permits. AV shall obtain any permit, licence or other authorisations required by any governmental or other regulatory body to enable AV to perform its obligations under this Agreement; provided, however, that HAPSMobile shall obtain any permit, licence or other authorisations required by any governmental or other regulatory body to enable performance of this Agreement in regards to hardware importation,  flight clearance or test range access, or provision of commercial services.

24.2       HAPSMobile to Assist. HAPSMobile shall, on request, provide all reasonable assistance to AV in obtaining information regarding local Japanese laws, agreements, regulations, by-laws and requirements, including, without limitation, export controls.

25. GOVERNING LAW AND ARBITRATION

25.1       Governing Law. The Agreement is governed by and shall be construed in accordance with the laws of the State of New York.  The Parties specifically exclude application of the United Nations Convention on Contracts for the International Sale of Goods (CISG), which shall not apply to this Agreement.

25.2       Arbitration.  All disputes arising out of or in connection with this Agreement that are not resolved in accordance with Article 17.1 shall be finally settled under the Commercial Arbitration Rules of the Japan Commercial Arbitration Association by one or more arbitrators, fluent in English and appointed in accordance with the said rules. The place of the arbitration shall be Tokyo, Japan and the proceedings shall be conducted in English. Each Party shall be responsible for its own costs related to arbitration proceedings.

26 HEADINGS.

Titles and headings of Articles and sections of this Agreement are for convenience only and shall not affect the construction or interpretation of any provision of this Agreement

27 TEST RANGE AND FLIGHT TEST

(a)         The [***] Prototype aircraft developed and built during Step 2 shall undergo Flight Testing, in accordance with the mutually agreed requirements within Attachment E.

(b)         The Flight Test Ranges to be used for conducting Flight Tests shall be selected and mutually agreed by the Parties, except the low altitude Flight Test Range shall be solely selected by AV. High altitude and long endurance Flight Test Range costs are separate and not included within the Agreement work scope, and shall be paid by HAPSMobile.

(c)          In recognition of the inherent risk in an aircraft development program as contemplated by this Agreement, and to the extent permitted by applicable law, should a [***] Prototype aircraft delivered by AV to HAPSMobile pursuant to this Agreement or any payload provided by HAPSMobile be destroyed or damaged (other than de minimis) as an incident of such development, including during the Flight Tests, each Party agrees to hold harmless, defend and indemnify the other Party, its officers, directors, employees, agents and insurers from and against any and all claims, demands, lawsuits, losses, damages, injuries (including personal injury, sickness, death or property damage), expenses (including attorneys’ fees), and other liabilities of any kind or nature asserted by each other or their employees, agents, customers or any other third party, whether in contract or in tort, or under any statute or otherwise, arising out of or in connection with such incident.  After a thorough investigation of such incident, conducted under the joint supervision of both Parties, the Parties agree to evaluate in good faith the results of such investigation, and, based on such evaluation, to reach a decision whether to continue or terminate this Agreement and the development program contemplated hereby.  HAPSMobile shall be solely responsible for the risk of loss and damage to the [***] Prototype aircraft and any HAPSMobile payload that occurs during the Flight Tests and shall solely be responsible for obtaining insurance coverage, if it so

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chooses, to insure against any loss or damage that occurs to the [***] Prototype aircraft or any HAPSMobile payload during the Flight Tests, regardless of the reason for any such damage or loss.

28  LIMITATION OF LIABILITY.

(a) TO THE EXTENT PERMITTED BY LAW, EACH OF AV’S AND HAPSMOBILE’S RESPECTIVE LIABILITY IN THE AGGREGATE UNDER THE IPLA AND THIS AGREEMENT,  SHALL NOT EXCEED [***] UNITED STATES DOLLARS ($[***]). NOTWITHSTANDING THE FOREGOING, THE PARTIES ACKNOWLEDGE AND AGREE THAT THE FOREGOING LIMITATIONS OF LIABILITY FOR HAPSMOBILE AND AV REPRESENT THEIR RESPECTIVE AGGREGATE LIMITATIONS OF LIABILITY UNDER THIS AGREEMENT AND SECTION 19 OF THE IPLA AND THAT ANY SATISFACTION OF LIABILITY BY HAPSMOBILE OR AV, AS THE CASE MAY BE, UNDER EITHER THIS AGREEMENT OR THE IPLA SHALL AUTOMATICALLY OPERATE TO REDUCE THE AGGREGATE AMOUNT OF ANY REMAINING LIABILITY LIMITATION AVAILABLE WITH RESPECT TO HAPSMOBILE OR AV, AS THE CASE MAY BE, UNDER THIS AGREEMENT AND THE IPLA.

(b)  EXCEPT AS OTHERWISE PROVIDED HEREIN, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE, ECONOMIC OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO LOSS OF REVENUE OR PROFITS, SUFFERED OR INCURRED, AS A RESULT OF THE PRODUCTS OR SERVICES THAT ARE THE SUBJECT OF THIS AGREEMENT. LIMITATIONS OF LIABILITY PROVIDED HEREIN WILL APPLY WHETHER THE LIABILITY ARISES UNDER BREACH OF CONTRACT OR WARRANTY; TORT, INCLUDING NEGLIGENCE; STRICT LIABILITY; STATUTORY LIABILITY; OR ANY OTHER CAUSE OF ACTION, AND SHALL INCLUDE A PARTY’S AFFILIATES, OFFICERS, EMPLOYEES, AGENTS, AND SUBCONTRACTORS. THIS LIMITATION APPLIES TO THE ENTIRETY OF THIS AGREEMENT.

IN WITNESS WHEREOF the Parties hereto have signed and executed this Agreement on the Effective Date.

SIGNED for and on behalf of		SIGNED for and on behalf of
HAPSMobile Inc.		AeroVironment, Inc.

By:	/s/ Junichi Miyakawa	By:	/s/ Wahid Nawabi

Name: Junichi Miyakawa		Name: Wahid Nawabi

Title: President & CEO		Title: President & CEO

Date: [undated]		Date: [undated]

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

LIST OF ATTACHMENTS

TO Agreement (Step 2)

ATTACHMENT A -	DELIVERABLES
ATTACHMENT B -	ACCEPTANCE
ATTACHMENT C -	STATEMENT OF WORK (“SOW”)
ATTACHMENT D -	HAP ([***]) PROTOTYPE UAS SPECIFICATION
ATTACHMENT E -	FLIGHT TEST
ATTACHMENT F -	INVOICE AND INCURRED COSTS DOCUMENTATION
ATTACHMENT G -	CHANGE CONTROL
ATTACHMENT H -	PROJECT MILESTONE
ATTACHMENT I -	PROJECT MANAGEMENT

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

ATTACHMENT A

DELIVERABLES

1. Hardware Deliverables

1.1 Aircraft Deliverables

Deliverables Name	Deliverable Description	Relevant WBS	Milestone No.	Estimated Completion Date

[***]

*1. [***].

*2. [***].

1.2 Ground Control System

Deliverables Name	Deliverable Description	Relevant WBS	Milestone No.	Estimated Completion Date
Ground Control Stations and Misc. Equipment	Ground Control Station [***].	2.2.6	[***]	[***]
[***] Prototype Operating Manuals	Technical Data Package.	1.2.4.1	[***]	[***]
[***] Prototype Training Manuals	Technical Data Package.	1.2.4.2	[***]	[***]

2. Document Deliverables

Deliverables Name	Deliverable Description	Relevant WBS	Milestone No.	Estimated Completion Date
CDR & Component Engineering Technical Data Package	Technical Data Package. RFPs, RFIs, and RFQs	2.2	[***]	[***]

Use or disclosure of data contained on this page is subject to the confidentiality restriction stated on the cover page of this document

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CONFIDENTIAL

Update Component Engineering	Technical Data Package	2.2	[***]	[***]
Fab & Test First Wing Panel	Technical Data Package. Recorded measurement data aerodynamic test data.	2.2.3.1	[***]	[***]
Functional Test Reports	Acceptance test reports for components and assemblies.	2.3	[***]	[***]
Integrated Test Reports	Acceptance test reports for aircraft & Ground Control Station.	2.3.2.2	[***]	[***]
[***]	[***].	1.1.5	[***]	[***]
Low Altitude Flight Test Reports	Descriptive test report, Ships logs, maintenance report. Recorded flight data.	3.1	[***]	[***]
High Altitude Flight Test Reports	Descriptive test report, Ships logs, maintenance report. Recorded flight data.	3.2	[***]	[***]
Long Duration Flight Test Reports	Descriptive test report, Ships logs, maintenance report. Recorded flight data (All command and telemetry stream data between the ground control station as Raw Data)	3	[***]	[***]
Final Engineering Technical Data Package	Technical Data Package. [***] Solar Aircraft System controlling specifications and requirements.	Various	[***]	[***]
Logistics Instruction Document Package	Logistics Instruction Manuals for Assembly/Disassembly, Packaging, Transporting, etc. for management purpose.	Various	All	Corresponding Milestone Completion Date

As used in this Attachment A, and as limited by Section 4.8 in the IPLA, “Technical Data Package” means:

1.    [***]

2.    [***]

3.    System specifications

4.    System description documents

5.    System performance data

6.    [***]

7.    [***].

Use or disclosure of data contained on this page is subject to the confidentiality restriction stated on the cover page of this document

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

“Technical Data Package” transfer could be in various forms, for example:

1.    Agile database export in PDX file which will include PDF files for assembly drawings, DOC for procedures and test plans, and EXE files for executable code.

2.    Specifications, descriptions, Program Data Memos, test data in a ZIP file which can include a combination of DOC, XLS, and other data formats.

Use or disclosure of data contained on this page is subject to the confidentiality restriction stated on the cover page of this document

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

Exhibit A

Source Code to be Provided by AV to HAPSMobile

1.    Software and Firmware Tabular View

[***]

Use or disclosure of data contained on this page is subject to the confidentiality restriction stated on the cover page of this document

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

ATTACHMENT B

ACCEPTANCE

General

1.    All Deliverables which comprise the Hardware Deliverables, as specified in Attachment A, must progress through the Acceptance Testing Procedure set out in clauses 8 to 16 of this Attachment B in accordance with the applicable Specifications in Attachments D and E. All Document Deliverables, as specified in Attachment A, must progress though the sign-off and acceptance process set out in clauses 2 to 7 of this Attachment B.

Sign-off and Acceptance Process for Document Deliverables

2.    AV must deliver all Document Deliverables in English, as specified in the Attachment C SOW, to HAPSMobile. If AV is unable to provide a Document Deliverable on or prior to its applicable Estimated Completion Date specified in Attachment A, AV will provide HAPSMobile with the required notification of the delay in accordance with Article 3 of the Agreement.

3.    HAPSMobile shall have thirteen (13) Business Days after its receipt of each Document Deliverable (such period, the “Document Inspection Period”) to inspect and review such Document Deliverable for conformance with the applicable Specifications and to either:

(a)  accept such Document Deliverable by providing AV with an Acceptance Certificate for such Document Deliverable; or

(b)  reject such Document Deliverable by providing written notice to AV of the rejection (such notice, a “Rejection Notice”) of such Document Deliverable for non-conformance with the applicable Specifications, which Rejection Notice must contain an explanation for such rejection and the reason(s) HAPSMobile believes that such Document Deliverable does not conform to the applicable Specifications.

4.    If HAPSMobile does not deliver an Acceptance Certificate or Rejection Notice to AV prior to the expiration of the Document Inspection Period, HAPSMobile shall be deemed to have accepted the applicable Document Deliverable.

5.    Within 3 Business Days from the time it receives a Rejection Notice, AV shall respond in writing addressing the points raised by HAPSMobile in the Rejection Notice and, as appropriate, revise or amend the Document Deliverable and submit any such amended or revised Document Deliverable to HAPSMobile (such response, a “Rejection Notice Response”).

6.    HAPSMobile will, within 3 Business Days of receiving the Rejection Notice Response and/or the amended Document Deliverable, provide AV with either:

(a)  an Acceptance Certificate for the applicable Document Deliverable; or

(b)  a Rejection Notice.

If HAPSMobile does not provide an Acceptance Certificate or Rejection Notice within such 3 Business Day period, HAPSMobile shall be deemed to have accepted the applicable Document Deliverable.

7.    The Parties will then repeat the processes in clauses 5 and 6 until HAPSMobile accepts (or is deemed to have accepted) the Document Deliverable.

Use or disclosure of data contained on this page is subject to the confidentiality restriction stated on the cover page of this document.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

Acceptance Testing Procedure for Hardware Deliverables

8.    Each Hardware Deliverable will progress through some or all of the following test phases (as more fully specified in the SOW) (such phases, the “Test Phases”) in the acceptance tests for such Deliverables, in accordance with the applicable Detailed Test Plan (as defined below):

(a) [***];

(b) [***];

(c) [***];

(e) [***]

(f) [***];

(g) [***];

(g) [***]

(j) [***];

9.    AV will draft a master test plan for the Hardware Deliverables and provide such master test plan to HAPSMobile for approval by HAPSMobile at the milestone review meetings.  HAPSMobile shall have 10 Business Days to review the master test plan draft and provide AV with either (a) written notice of its approval of the plan or (b) written notice of its rejection of the plan, detailing the specific reasons for its rejection.  If HAPSMobile does not provide written notice of its approval or rejection of the master test plan to AV within such 10 Business Day period, HAPSMobile shall be deemed to have accepted the master test plan.  If HAPSMobile provides written notice of its rejection of the master test plan, the Parties agree to work in good faith to resolve the issues for such rejection and finalize the master test plan in a timely manner.

10.  After the master test plan has been finalized, AV will provide HAPSMobile with detailed test plans and test strategies for each Test Phase (the “Detailed Test Plans”) for the acceptance tests for the Hardware Deliverables for each in accordance with the SOW of Attachment C, which will set out in detail the responsibilities of each Party in each Test Phase.  AV will provide each Detailed Test Plan for each Test Phase to HAPSMobile at least 5 Business Days prior to the commencement of the applicable Test Phase for HAPSMobile to review such Detailed Test Plan however, AV shall not be required to obtain approval for HAPSMobile of any Detailed Test Plan.

11.  AV will execute each Test Phase in accordance with the relevant Detailed Test Plan.

12.  AV may only allow a Hardware Deliverable to enter a Test Phase if the entry criteria for the applicable Test Phase, as set out in the Detailed Test Plan, have been substantially met or if otherwise agreed by both Parties (as defined in the Detailed Test Plan).

13.  A Hardware Deliverable may only exit a Test Phase if AV has demonstrated in a test summary report for such Test Phase that the exit criteria for the Test Phase, as set out in the Detailed Test Plan, have been met.

Acceptance Testing for Hardware Deliverables

14.  For the acceptance tests of the Hardware Deliverables (the “Acceptance Tests”), AV will provide baseline test cases/conditions in the Detailed Test Plans that the deliverables must meet and HAPSMobile will review and perform its validation of the Hardware Deliverable conformance with

Use or disclosure of data contained on this page is subject to the confidentiality restriction stated on the cover page of this document.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

the Specifications in accordance with the relevant Detailed Test Plans. AV will manage the Acceptance Tests by providing test environment support and execution to HAPSMobile.

15.  Without limiting the relevant Detailed Test Plans, the purpose of the Acceptance Tests is to determine whether the tested Hardware Deliverables substantially conform to the Specifications.

16.  HAPSMobile, and any persons authorized by HAPSMobile (and approved by AV, which approval shall not unreasonably be withheld) may observe any of the tests described in the Detailed Test Plans, provided that all observers strictly adhere to the safety conditions and confidentiality provisions under this Agreement and the observation is conducted in a manner that does not materially impact AV’s obligations under this Agreement in terms of labor, cost or schedule. To allow HAPSMobile to observe, AV must provide HAPSMobile with reasonable advance notice of each such test and HAPSMobile must provide AV with reasonable advance notice of its intent to have authorized persons observe such test. Any such observation by HAPSMobile or its agents shall be at HAPSMobile’s expense. Any HAPSMobile personnel and persons authorized by HAPSMobile may be required to execute a full waiver for any injuries that may occur from observation of any test. The Parties agree that AV shall not be liable for any injuries or damages sustained by any HAPSMobile personnel and persons authorized by HAPSMobile who observe a test. The Parties agree HAPSMobile shall not be liable for any injuries or damages sustained by any AV personnel during the tests.

HAPSMobile’s Notice of Acceptance of Hardware Deliverables

17.  HAPSMobile shall have ten (10) calendar days after its receipt of the test summary report for the final Test Phase for such deliverable from AV to issue an Acceptance Certificate for the applicable Hardware Deliverable, if it is determined that:

(a)  all applicable Test Phases for the Hardware Deliverable shall have been executed successfully in accordance with the applicable Detailed Test Plans;

(b)  all defects in applicable Hardware Deliverable have been reported by AV using the defect tracking method set out in the Detailed Test Plans;

(c)  AV has fixed and retested all critical defects, and fixed and retested, or implemented a workaround and tested for all major defects and minor defects (referring to the Detailed Test Plans for definitions of the defect categories);

(d)  there are no outstanding critical or major defects and minor defects (referring to the Detailed Test Plans for definitions of the defect categories), unless HAPSMobile agrees to have minor defects fixed by AV at a later time; and

(e)  AV has agreed that any cosmetic defects may or may not be fixed or the fix may be deferred per an agreed timeline at HAPSMobile’s option.

Failure to Pass a Test Phase

18.  If AV has completed a Test Phase but has not satisfied the exit criteria for such Test Phase as set out in the applicable Detailed Test Plan, AV in consultation with HAPSMobile, will determine the reason for the failure and the Parties will agree on a new test date for the applicable Test Phase upon which date a further test will be carried out on the same terms as the initial test for such Test Phase, except as otherwise agreed by the Parties. Prior to the date for the further test, AV will use all reasonable efforts to remedy all failures noted in the summary test report for the failed test.

19.  If, after the further test has been carried out, the Hardware Deliverable does not satisfy all of the exit criteria for the applicable Test Phase, AV will notify HAPSMobile of this in writing.

Use or disclosure of data contained on this page is subject to the confidentiality restriction stated on the cover page of this document.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

20.  After providing the notice referred to in clause 19, AV will use all reasonable efforts to remedy the failure specified in the notice within an agreed period, at which time a third round of tests for the applicable Test Phase will be conducted.

Failure of Acceptance Tests

21.  If a Hardware Deliverable fails its third round of tests for a single Test Phase conducted under clause 20 of this Attachment B, HAPSMobile may (in its sole discretion) by notice in writing to AV:

(a)  accept the Hardware Deliverable “as is”; or

(b)  terminate the Agreement for convenience as provided in Article 12 of the Agreement.

Use or disclosure of data contained on this page is subject to the confidentiality restriction stated on the cover page of this document.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

ATTACHMENT B-2

ACCEPTANCE CERTIFICATE

HAPSMobile Letterhead

Our Ref:     ……..

Date:

Contact:     [NAME]

AeroVironment, Inc.

800 Royal Oaks Drive

Suite 210

Monrovia, CA 91016

U.S.A.

For the attention of [NAME].

Dear Sirs,

ACCEPTANCE CERTIFICATE

Agreement No:

Design and Development Agreement

This is to certify that as of [DATE] the Deliverables were accepted in accordance with Article 6 of the Agreement between HAPSMobile (“HAPSMobile”) and AeroVironment, Inc. (“AV”) entered into as at [DATE] for the [AGREEMENT SUBJECT MATTER] {except as provided below}.

{This Acceptance Certificate is issued only on the condition that AV undertakes the stipulated remedial actions to remedy the defects within the timescales detailed in Attachment 1 hereto.

However, it is essential that AV acknowledges the content of this Acceptance Certificate and confirms by return that it is in agreement with the stipulated remedial actions contained in Attachment 1.}

The issuance of this Acceptance Certificate shall not prejudice any claim of HAPSMobile in respect of any defects which may subsequently become apparent or be discovered.

Yours Faithfully,

For HAPSMobile.

[NAME]

Use or disclosure of data contained on this page is subject to the confidentiality restriction stated on the cover page of this document.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

[TITLE]

Attachment 1 to Acceptance Certificate

Outstanding Defects On Agreement No. [REFERENCE]

at Acceptance on [DATE]

Defect Number	Details	Remedy By

Use or disclosure of data contained on this page is subject to the confidentiality restriction stated on the cover page of this document.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

Attachment C

AeroVironment Statement of Work (SOW) for

[***] Prototype Program

A) Scope

Purpose

[***]

[***] Prototype Objectives

[***]

Scope

[***]

B) Services

0[***] PROTOTYPE

1[***]

1.1[***]

1.1.1[***]

Objective:  [***]

Approach:  [***]

•[***]

•[***]

•[***]

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•[***]

•[***]

•[***]

Exit Criteria:  [***]

Task Output:

•[***]

•[***]

Use or disclosure of data contained on this page is subject to the confidentiality restriction stated on the cover page of this document.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

1.1.2      [***]

Objective:  [***]

Approach:  [***]

•[***]

•[***]

•[***]

•[***]

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•[***]

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Exit Criteria:  [***]

Task Output:

•[***]

1.1.3      [***]

Objective:  [***]

Approach:  [***]

•[***]

•[***]

•[***]

•[***]

Exit Criteria:  [***]

Task Output:

•[***]

•[***]

•[***]

•[***]

1.1.4      [***]

Objective:  [***]

Approach:  [***]

Exit Criteria:  [***]

Task Output:

Use or disclosure of data contained on this page is subject to the confidentiality restriction stated on the cover page of this document.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

•[***]

•[***]

1.1.5       [***]

Objective:  [***]

Approach:  [***]

•[***]

•[***]

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•[***]

Exit Criteria:  [***]

Task Output:

•[***]

•[***]

•[***]

•[***]

•[***]

1.2         [***]

1.2.1      [***]

Objective:  [***]

Approach: [***]

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Exit Criteria:  [***]

Task Output:

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Use or disclosure of data contained on this page is subject to the confidentiality restriction stated on the cover page of this document.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

1.2.2      [***]

Objective:  [***]

Approach:  [***]

•[***]

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[***]

Exit Criteria:  [***]

Task Output:

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1.2.3      [***]

Objective:  [***]

Approach: [***]

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Exit Criteria:  [***]

Task Output:

•[***]

•[***]

•[***]

Use or disclosure of data contained on this page is subject to the confidentiality restriction stated on the cover page of this document.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

1.2.4      [***]

Objective:  [***]

Approach: [***]

•[***]

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Exit Criteria:  [***]

Task Output:

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1.2.5      [***]

Objective:  [***]

Approach: [***]

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Exit Criteria:  [***]

Task Output:

•[***]

•[***]

Use or disclosure of data contained on this page is subject to the confidentiality restriction stated on the cover page of this document.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

2            [***] Prototype Design and Manufacturing

2.1         [***]

2.1.1      [***]

2.1.1.1   [***]

Objective:  [***]

Approach: [***]

•[***]

•[***]

•[***]

•[***]

Exit Criteria:  [***]

Task Output:

•[***]

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2.1.1.2[***]

Objective:  [***]

Approach: [***]

•[***]

•[***]

•[***]

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Exit Criteria:  [***]

Task Output:

•[***]

2.1.1.3    [***]

Objective:  [***]

Approach: [***]

Use or disclosure of data contained on this page is subject to the confidentiality restriction stated on the cover page of this document.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

•[***]

•[***]

•[***]

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Exit Criteria:  [***]

Task Output:

•[***]

•[***]

•[***]

2.2         Aircraft Design and Development

2.2.1      [***]

Objective:  [***]

Approach: [***]

•[***]

•[***]

•[***]

•[***]

Exit Criteria:  [***]

Task Output:

•[***]

•[***]

2.2.2      [***]

Objective:  [***]

Approach: [***]

•[***]

•[***]

•[***]

•[***]

Use or disclosure of data contained on this page is subject to the confidentiality restriction stated on the cover page of this document.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

Exit Criteria:  [***]

Task Output:

•[***]

•[***]

2.2.3      [***]

Objective:  [***]

Approach: [***]

•[***]

•[***]

•[***]

•[***]

•[***]

•[***]

•[***]

Exit Criteria:  [***]

Task Output:

•[***]

•[***]

2.2.4      [***]

Objective:  [***]

Approach: [***]

•[***]

•[***]

•[***]

•[***]

•[***]

•[***]

•[***]

•[***]

•[***]

Exit Criteria:  [***]

Task Output:

Use or disclosure of data contained on this page is subject to the confidentiality restriction stated on the cover page of this document.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

•[***]

•[***]

•[***]

2.2.5      [***]

Objective:  [***]

Approach: [***]

•[***]

•[***]

•[***]

•[***]

Exit Criteria:  [***]

Task Output:

•[***]

•[***]

•[***]

2.2.6      [***]

Objective:  [***]

Approach: [***]

•[***]

•[***]

•[***]

•[***]

•[***]

•[***]

Exit Criteria:  [***]

Task Output:

•[***]

•[***]

2.2.7      [***]

Objective:  [***]

Approach: [***]

Use or disclosure of data contained on this page is subject to the confidentiality restriction stated on the cover page of this document.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

•[***]

•[***]

•[***]

Exit Criteria:  [***]

Task Output:

•[***]

•[***]

3

3.1         [***]

Objective:  [***]

Approach: [***]

•[***]

•[***]

•[***]

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•[***]

•[***]

•[***]

•[***]

Exit Criteria:  [***]

Task Output:

•[***]

•[***]

•[***]

•[***]

•[***]

3.2        [***]

Objective:  [***]

Approach:  [***]

•[***]

•[***]

•[***]

•[***]

Use or disclosure of data contained on this page is subject to the confidentiality restriction stated on the cover page of this document.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

•[***]

•[***]

•[***]

•[***]

•[***]

Exit Criteria:  [***]

Task Output:

•[***]

•[***]

•[***]

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•[***]

4            [***]

Approach: [***]

•[***]

•[***]

•[***]

•[***]

•[***]

•[***]

•[***]

Exit Criteria:  [***]

Task Output:

•[***]

•[***]

•[***]

As used in this Attachment C, “Technical Data Package” shall have the same meaning as provided in Attachment A to this Agreement.

Use or disclosure of data contained on this page is subject to the confidentiality restriction stated on the cover page of this document.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT D

High Altitude Platform (HAP) [***] Prototype

Unmanned Aircraft System Specification

Prepared by

AeroVironment, Inc.

Proprietary and confidential, any disclosure and distribution of document contents is controlled and limited by agreement between the recipient and AeroVironment, Inc., including the Design Agreement dated April 28, 2017 and the Non-Disclosure Agreement dated February 3, 2017.    This document may contain information subject to United States international trade laws and regulations, the Export Administration Regulations (EAR), and the trade sanctions regulations administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control applies to this material. Any hardware, software, technology or services related to this material are subject to U.S. export control restrictions.

[***]  Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Revision 4
November 14, 2017

HAP [***] Prototype Unmanned Aircraft System Specification

Revision History

Revision	Date	Author	Description
-	10 July 2017	[***]	Initial Release
1	20 July 2017	[***]	[***]
2	18 August 2017	[***]	[***]
3	10 November 2017	[***]	[***]
4	14 November 2017	[***]	[***]

The data herein are subject to the restrictions on the title page of this document..

[***]  Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Revision 4
November 14, 2017

HAP [***] Prototype Unmanned Aircraft System Specification

1 [***]	10
1.1 [***]	10
1.2 [***]	10
1.2.1 [***]	10
1.3 [***]	10
2 [***]	11
2.1 [***]	11
2.2 [***]	11
2.3 [***]	11
2.4 [***]	11
3 [***]	12
3.1 [***]	12
3.1.1 [***]	12
3.1.2 [***]	13
3.2 [***]	13
3.2.1 [***]	13
3.2.1.1 [***]	13
3.2.1.2 [***]	13
3.2.1.3 [***]	14
3.2.1.4 [***]	14
3.2.1.5 [***]	14
3.2.1.6 [***]	14
3.2.2 [***]	14
3.2.3 [***]	15
3.2.4 [***]	15
3.2.5 [***]	15
3.2.6 [***]	15
3.3 [***]	15
3.3.1 [***]	15

The data herein are subject to the restrictions on the title page of this document..

[***]  Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Revision 4
November 14, 2017

HAP [***] Prototype Unmanned Aircraft System Specification

3.3.2 [***]	15
3.3.2.1 [***]	16
3.3.2.2 [***]	16
3.3.2.3 [***]	16
3.4 [***]	16
3.4.1 [***]	16
3.4.1.1 [***]	16
3.4.1.2 [***]	16
3.4.1.3 [***]	17
3.4.1.4 [***]	17
3.4.1.5 [***]	17
3.4.1.6 [***]	18
3.4.2 [***]	18
3.4.2.1 [***]	18
3.4.2.2 [***]	18
3.4.2.3 [***]	19
3.4.2.4 [***]	19
3.4.2.5 [***]	19
3.4.2.6 [***]	19
3.4.2.7 [***]	19
3.4.3 [***]	20
3.4.3.1 [***]	20
3.4.3.2 [***]	23
3.4.3.3 [***]	23
3.5 [***]	25
3.5.1 [***]	25
3.5.1.1 [***]	25
3.5.1.2 [***]	26
3.5.2 [***]	28
3.5.2.1 [***]	29
3.5.2.2 [***]	29

The data herein are subject to the restrictions on the title page of this document..

[***]  Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Revision 4
November 14, 2017

HAP [***] Prototype Unmanned Aircraft System Specification

3.5.2.3 [***]	30
3.5.2.4 [***]	30
3.5.2.5 [***]	30
3.5.3 [***]	30
3.5.3.1 [***]	30
3.5.3.2 [***]	32
3.5.3.3 [***]	33
3.5.3.4 [***]	33
3.5.4 [***]	34
3.5.4.1 [***]	34
3.5.4.2 [***]	35
3.5.4.3 [***]	36
3.5.4.4 [***]	36
3.5.4.5 [***]	37
3.5.4.6 [***]	38
3.5.4.7 [***]	39
3.5.4.8 [***]	41
3.5.4.9 [***]	41
3.5.5 [***]	42
3.5.5.1 [***]	42
3.5.5.2 [***]	42
3.5.5.3 [***]	43
3.5.5.4 [***]	43
3.5.6 [***]	43
3.5.6.1 [***]	44
3.5.6.2 [***]	46
3.5.6.3 [***]	46
3.5.7 [***]	46
3.5.7.1 [***]	46
3.5.7.2 [***]	47
3.5.7.3 [***]	49

The data herein are subject to the restrictions on the title page of this document..

[***]  Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Revision 4
November 14, 2017

HAP [***] Prototype Unmanned Aircraft System Specification

3.5.7.4 [***]	49
3.5.7.5 [***]	50
3.5.7.6 [***]	51
3.6 [***]	51
3.6.1 [***]	52
3.6.1.1 [***]	52
3.6.1.2[***]	52
3.6.1.3 [***]	52
3.6.1.4 [***]	52
3.6.1.5 [***]	52
3.6.1.6 [***]	53
3.6.1.7 [***]	53
3.6.1.8 [***]	53
3.6.2 [***]	53
3.6.2.1 [***]	53
3.6.2.2 [***]	54
3.6.2.3 [***]	55
3.6.3 [***]	55
3.6.3.1 [***]	55
3.6.3.2 [***]	55
3.6.3.3 [***]	56
3.6.3.4 [***]	56
3.6.3.5 [***]	56
3.6.3.6 [***]	58
3.6.4 [***]	58
3.6.4.1 [***]	58
3.6.4.2 [***]	58
3.6.4.3 [***]	58
3.6.4.4 [***]	58
3.6.4.5 [***]	59
3.6.4.6 [***]	59

The data herein are subject to the restrictions on the title page of this document..

[***]  Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Revision 4
November 14, 2017

HAP [***] Prototype Unmanned Aircraft System Specification

3.6.5 [***]	59
3.6.5.1 [***]	59
3.6.6 [***]	59
3.6.6.1 [***]	59
3.6.6.2 [***]	60
3.6.7 [***]	60
3.6.7.1 [***]	60
3.6.7.2 [***]	60
3.6.7.3 [***]	60
3.7 [***]	61
3.7.1 [***]	61
3.7.2 [***]	61
3.7.3 [***]	61
3.7.4 [***]	61
3.7.4.1 [***]	61
3.8 [***]	62
3.8.1 [***]	62
3.8.1.1 [***]	62
3.8.1.2 [***]	62
3.8.1.3 [***]	63
3.8.1.4 [***]	64
3.8.1.5 [***]	64
3.8.1.6 [***]	65
3.8.1.7 [***]	65
3.8.1.8 [***]	65
3.8.1.9 [***]	65
3.8.1.10 [***]	65
3.8.1.11 [***]	65
3.8.1.12 [***]	66
3.8.1.13 [***]	66
3.8.1.14 [***]	66

The data herein are subject to the restrictions on the title page of this document..

[***]  Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Revision 4
November 14, 2017

HAP [***] Prototype Unmanned Aircraft System Specification

3.8.1.15 [***]	66
3.8.2 [***]	66
3.8.2.1 [***]	66
3.8.2.2 [***]	66
3.8.3 [***]	67
3.8.3.1 [***]	67
3.8.3.2 [***]	67
3.8.3.3 [***]	67
3.8.3.4 [***]	67
3.8.3.5 [***]	67
3.8.3.6 [***]	68
3.8.4 [***]	68
3.8.4.1 [***]	68
3.9 [***]	69
3.9.1 [***]	69
3.9.1.1 [***]	69
3.9.1.2 [***]	69
3.9.1.3 [***]	69
3.9.2 [***]	70
3.9.2.1 [***]	70
3.9.2.2 [***]	70
3.9.3 [***]	71
3.9.3.1 [***]	71
3.9.3.2 [***]	71
3.10 [***]	71
3.10.1 [***]	71
3.10.1.1 [***]	71
3.10.1.2 [***]	72
3.10.1.3 [***]	72
3.10.2 [***]	72
3.10.3 [***]	72

The data herein are subject to the restrictions on the title page of this document..

[***]  Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Revision 4
November 14, 2017

HAP [***] Prototype Unmanned Aircraft System Specification

3.10.3.1 [***]	72
3.10.3.2 [***]	72
3.10.3.3 [***]	72
3.10.4 [***]	73
3.10.5 [***]	73
3.11 [***]	73
3.11.1 [***]	73
4 [***]	73
4.1 [***]	73
4.2 [***]	74
5 [***]	74
5.1 [***]	74

The data herein are subject to the restrictions on the title page of this document..

[***]  Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]

[***]  Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential treatment requested for pages 10-76.

Page 10 through 76

CONFIDENTIAL

ATTACHMENT E

FLIGHT TEST

AV will perform a flight test plan which will optimize data collection efficiency during the Flight Tests.  A build-up approach to the flight test campaign will be conducted which efficiently demonstrates aircraft handling and performance at low altitude prior to transitioning to high altitude. Ref. PDM AV 55266-1019.

Data will be collected to verify that the final aircraft configuration meets the requirements defined for FAA basis of certification as detailed in PDM AV55266-1020 – FAA Standards Development and Coordination. The details of the flight test program pertain to the prototype version of the [***] Prototype with the goal of demonstrating [***] flight endurance.

Prior to the beginning of the initial Flight Test, the AV team will accomplish exhaustive build-up testing in venues such as environmental qualification laboratories, the HAP System Integration Laboratory, and HAP flight deck and flight test control room simulation environments.

The Ground Test and Flight Test Plan listed in PDM AV 55266-1019 list the following test elements to be successfully completed for the [***] Prototype flight test program.

•Ground test campaign:

oAircraft functional tests with motor runs

oGround handling

oAirfield operations

•Low altitude flight test campaign (with Flight Test Instrumentation System)

oBaseline location is [***]

oThis phase consists of notionally [***] on [***] and [***]

oFlight Test events are planned to be executed at the rate of [***]

oTest objectives include:

▪	Basic controllability and maneuverability data
▪	Subsystem performance (power, thermal, efficiency, etc.)
▪	Flight data for correlation of analysis and design tools

•[***]

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•High altitude and endurance test campaign (with Flight Test Instrumentation System)

o[***]

o[***]

Use or disclosure of data contained on this page is subject to the confidentiality restriction stated on the cover page of this document.

[***]  Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

o[***]

o[***]

o[***]

oTest objectives:

▪	[***]
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Use or disclosure of data contained on this page is subject to the confidentiality restriction stated on the cover page of this document.

[***]  Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

•Payload Test Campaign

oTest objectives:

▪	[***]
▪	[***]
▪	[***]
▪	[***]
▪	[***]
▪	[***]
▪	[***]
▪	[***]

AV will coordinate with HAPSMobile and provide a test flight schedule for Payload test. HAPSMobile will have full responsibility to operate its Payload during the Payload test.

AV will conduct airport survey, selection and perform all maintenance on the [***] Prototype Aircraft system during the Flight Test program.

Use or disclosure of data contained on this page is subject to the confidentiality restriction stated on the cover page of this document.

[***]  Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT F

INVOICE AND INCURRED COSTS DOCUMENTATION

PRICING AND PAYMENT SCHEDULE

1. Payment for Work Step2

The total amount of Design and Development Fees payable for Step 2 is Not-to-Exceed USD $71,000,159 based on Best Efforts (the “Initial Contract Value”). The Initial Contract Value may be modified by the Parties as a result of Change Control or by any other amendment to the Agreement (the current contract value at any time under this Agreement shall be the “Contract Value”).  The Parties agree to account for payment of USD $5,988,678 already made by SoftBank to AV as payment for the consideration of Step 2 Bridge Contract as partial payment for commencing Step 2. HAPSMobile shall pay to AV the remaining balance of USD $65,011,481 in accordance with Exhibit A to this Attachment F Project Funds Status Report through a combined Milestone & Monthly Invoice approach as detailed further in this Attachment F. Each Milestone payment shall be payable after completion of the applicable Milestone according to Completion criteria on Attachment H.

HAPSMobile agrees to issue (3) three separate Orders to AV for authorization of Work. The Orders shall be issued as follows:  initial Order [***]; second Order [***]; and the third Order [***]. Each Order will be issued pursuant to the terms and conditions of this Agreement including the attachments thereto. Work performed under the Orders will be in support of the entire Statement of Work, up to the value funded on the Order.

1.1 Milestone Target Budget Values & Forecast Revisions

Exhibit A (Project Funds Status Report) to this Attachment F assigns Initial Target Budget values for each of the 8 Milestones identified in Attachment H.

AV will provide updates and revisions to the Initial Target Budget values for each Milestone and revised and updated forecasts for such Milestones to HAPSMobile at least on a quarterly basis. Milestone values are subject to Change Control based on updated forecasts of program resource requirements to complete the Work required under this Agreement, including the SOW(Attachment C). Milestone values will be based on the AV labor projected spend plan forecasted for each AV fiscal month.

1.2 Milestone Invoicing & Payment

Upon AV’s written notification to HAPSMobile of AV’s completion of a Milestone, AV will provide an invoice for all AV labor Incurred Costs and [***]% fee. Invoices will include all program labor expenses incurred by AV up through the date of the Milestone acceptance, less any labor already paid for in prior Milestone invoices.  Milestones completed before the [***] of the calendar month will be based on actuals from the prior AV fiscal month end. Milestones completed after the [***] of the calendar month will be invoiced upon completion of that fiscal month. [***].

[***].

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.3 Non-Milestone Invoicing & Payment (Monthly Invoices)

Program expenses for material, subcontract and other direct costs will be invoiced by AV to HAPSMobile on a monthly basis based on actual Incurred Cost and [***]% fee. Invoices to be submitted within 4 Business Days after each calendar month end. HAPSMobile agrees to pay each such invoice within the same calendar month. Invoices for material related Cost will be provided with applicable level of detailed description for HAPSMobile’s book keeping purpose.

1.4 Currency

All payments under this Agreement shall be made in United States dollars.

1.5 Excess Incurred Costs

In the event that AV identifies a projected increase in Incurred Costs by AV for the performance of its obligations under the Agreement as identified in the Quarterly Status Report, in excess of the initial total amount of the Order as identified in Article 2.3, HAPSMobile may,

(1) agree to authorize AV to incur the excess costs and provide a modification to increase the Contract Value, provided however that both Parties shall follow the Change Control set forth in Article 2.4 of the Agreement or Amendment of Agreement set forth in Article 13. Should HAPSMobile authorize additional spending, all of AV’s Incurred Costs must be paid to AV with the applicable [***]% fee;

(2) agree in accordance with the Change Control or Amendment of Agreement to reduce the Scope of Agreement so that AV’s performance of the Scope of Agreement will be projected to fall within the amount of the then current Contract Value; or

(3) Terminate the Agreement for convenience as contemplated by Article 12.4 of the Agreement and pay AV all Termination Liability as defined in paragraph 1.7 of this attachment.

1.6 Unutilized Consideration

In the event of a projected cost underrun as identified in a Quarterly Status Report, any amounts from the Order which remain after completion of the Scope of Agreement may be utilized for AV’s risk reduction or additional scope to be defined through written mutual agreement, and subject to the terms of this Agreement. To avoid confusion, the total amount as identified in paragraph 1 of this Attachment and any portion thereof, to the extent that it is utilized, must be utilized only for matters or items within the Scope of Agreement and any additional scope as agreed. Incurred Costs shall be inclusive of any applicable consumption, value added tax or any other applicable sales/use tax. For the avoidance of doubt, the Incurred Costs shall be exclusive of any and all import duties.

1.7 Termination Liability

AV’s Termination Liability (defined as: all of AV’s Step 2 Incurred Costs incurred prior to the date of the ramp down period specified in Article 12.5 of the Agreement plus the applicable [***]% fee, less all payments received by AV from HAPSMobile under this Agreement, plus all material, subcontract, other direct costs including open commitments and other wind down costs outstanding as of the start of the ramp down period, plus 60 days of AV labor costs incurred during the ramp down period) will be billed to HAPSMobile 30 days after the end of ramp down period and Termination Liability shall not exceed then current Contract Value but AV labor cost may be compensated exceeding then current Contract Value based

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

upon actual Work performed. Schedule delays may occur and be resolved subject to Article 3.2 of the Agreement.

2.Fee Assumptions

Range Fees for the High Altitude and Endurance Flight Tests shall be borne by, and be the sole responsibility of, HAPSMobile. AV and HAPSMobile will mutually consult to set up an appropriate implementation plan for High Altitude and Endurance Flight Tests minimizing such Range Fees in accordance with Attachment C and D.

3.    Change Control & Agreement Amendments Payment Schedule

3.1 Change Control & Agreement Amendments Payment Schedule

HAPSMobile agrees to pay to AV all additional Incurred Costs resulting from any fee adjustments for the Work pursuant to any Change Control per Attachment G or any other amendments to the Agreement. After being provided with a request or providing a Change Control Proposal as provided on Attachment G or any other amendment to the Agreement. AV will provide HAPSMobile with a Change Assessment (as contemplated by Attachment G) or a similar assessment or other proposed amendments to the Agreement with estimated additional or reduced Incurred Costs plus the applicable fee for the applicable Change Control Proposal or other proposed Agreement amendment along with the costs estimation documentation. In the event of a projected increase in Incurred Costs by AV in performance of the Agreement pursuant to Change Control Proposal or other proposed Agreement amendment would result in a total Contract Value that exceeds the then-current Contract Value, HAPSMobile will agree to authorize AV to incur the excess costs (thus increasing the Contract Value) or the Parties will agree in the Change Control (or pursuant to any other Agreement amendment) to reduce the Scope of Agreement so that AV’s performance of the Scope of Agreement will fall within the then-current Contract Value. Any increase in Contract Value that exceeds causes the value of this Agreement to exceed the Initial Contract Value shall require approval by HAPSMobile's board of directors.

The tables below provide the basis for calculating the additional Fees applicable for Change Controls and other Agreement amendments as a result of a Change or other Agreement amendment that may be required from time to time in accordance with relevant clauses of the Agreement.

Cost Element	Description
Labor	[***]
Labor Total Cost w/[***]% Fee	[***]
Material Total Cost w/[***]% Fee	[***]
Subcontract Total Cost w/[***]% Fee	[***]
Other Direct Costs (ODC) Total Cost w/[***]% Fee	[***]

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A – Project Funds Status Report

Exhibit B – Quarterly Status Report (Example)

Exhibit C – Milestone Invoice (Example)

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A to Attachment F – Project Funds Status Report

Date Prepared: Dec 10th, 2017

Target Milestone Values (Baseline Values)

Phase		[redacted]
Milestone		
Step 2	**Descripiton**	
Milestone - 1 AV Labor	[redacted]	
Milestone - 2 AV Labor		
Milestone - 3 AV Labor		
Milestone - 4 AV Labor		
Milestone - 5 AV Labor		
Milestone - 6 AV Labor		
Milestone - 7 AV Labor		
Milestone - 8 AV Labor		
Monthly Invoice (Mat, SubK, ODC)		
Total		
Total Cumulative		

Assumptions:

Values to be billed based on actual costs

Values to be adjusted to reflect latest revised spend plan on a Quarterly Basis

Date Prepared: Dec 10th, 2017

Target Milestone Values (Baseline Values)

Phase		[redacted]
Milestone		
Step 2	**Descripiton**	
Milestone - 1 AV Labor	[redacted]	
Milestone - 2 AV Labor		
Milestone - 3 AV Labor		
Milestone - 4 AV Labor		
Milestone - 5 AV Labor		
Milestone - 6 AV Labor		
Milestone - 7 AV Labor		
Milestone - 8 AV Labor		
Monthly Invoice (Mat, SubK, ODC)		
Total		
Total Cumulative		

Assumptions:

Values to be billed based on actual costs

Values to be adjusted to reflect latest revised spend plan on a Quarterly Basis

Date Prepared: Dec 10th, 2017

Target Milestone Values (Baseline Values)

Phase		[redacted]	
Milestone			
Step 2	**Descripiton**		**At Completion**
Milestone - 1 AV Labor	[redacted]		
Milestone - 2 AV Labor			
Milestone - 3 AV Labor			
Milestone - 4 AV Labor			
Milestone - 5 AV Labor			
Milestone - 6 AV Labor			
Milestone - 7 AV Labor			
Milestone - 8 AV Labor			
Monthly Invoice (Mat, SubK, ODC)			
Total			
Total Cumulative			

Assumptions:

Values to be billed based on actual costs

Values to be adjusted to reflect latest revised spend plan on a Quarterly Basis

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[__] = [***]

Exhibit B to Attachment F – Quarterly Status Report (Example)

AeroVironment Inc.

980 Enchanted Way

Simi Valley, California 93065 – U.S.A.

Telephone 1(805) 581-2187 – FAX 1(805) 584-6922

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Approvals:

<Enter Name here>	Date
Originator

<Enter Name here>	Date
Project Manager

<Enter Name here>	Date
Program Manager

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Revision History

REV	EDIT DATE	AUTHOR	DESCRIPTION
A	MM/DD/YYYY

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Approvals:	12
Revision History	13
Introduction	2
Technical Accomplishments	2
Schedule Update	2
Spend Plan	9
Cost Performance Report	10
Schedule Performance Report	11
Monthly Invoice	12

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[__] = [***]

1

Introduction

<<HIGH LEVEL PROGRAM OVERVIEW>>

<<STOPLIGHT CHART>>

Technical Accomplishments

What efforts were started this period?

<<Description of work started and performed during the reporting month>>

Task 5

Task 6

Task 7

Task …X

What efforts were completed this period?

<<Description of work completed and performed during the reporting month>>

Task 1

Task 2

Task 3

Task 4

Key Subcontract Status:

Subcontractor A:

Subcontractor B:

Subcontractor C:

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[__] = [***]

2

Schedule Update

Integrated Master Schedule Update <<EXAMPLE>>

[***]

Milestone Status Update

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1

Reference to Attachment H

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

Spend Plan

Spend Plan Update

Exhibit A to Attachment F: HALO Step 2 Program Funds Status Report (Spend Profile)

Date Prepared: Dec 10th, 2017

Step 2	[redacted]
Open Commitments	
Accrued Expenditures (Cumulative)	
Total	
Forecast of Billings to JV (Cumulative)	
Estimated Termination Costs	

Exhibit A to Attachment F: HALO Step 2 Program Funds Status Report (Spend Profile)

Date Prepared: Dec 10th, 2017

Step 2	[redacted]
Open Commitments	
Accrued Expenditures (Cumulative)	
Total	
Forecast of Billings to JV (Cumulative)	
Estimated Termination Costs	

Exhibit A to Attachment F: HALO Step 2 Program Funds Status Report (Spend Profile)

Date Prepared: Dec 10th, 2017

Step 2	[redacted]	At Completion
Open Commitments		[redacted]
Accrued Expenditures (Cumulative)		
Total		
Forecast of Billings to JV (Cumulative)		
Estimated Termination Costs

Cost Performance Report

Cost Performance Update

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[__] = [***]

3

Cost Performance

[***]

Schedule Performance Report

<<Schedule Performance Report>>

•      Critical Path Analysis

•      Schedule Performance Index (if applicable)

•      Near term upcoming milestones (30 – 60 days )

o      Milestone 1 =

o      Milestone 2 =

o      Milestone X =

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4

Monthly Invoice – (Non-Labor)

[***]

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5

Exhibit C to Attachment F

[***]

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6

CONFIDENTIAL

ATTACHMENT G

CHANGE CONTROL

CHANGE CONTROL PROCEDURES

The following Change Control Procedures shall only apply to Changes to Attachments A, C, and D.

1.           To propose a Change, the Party's Project Manager shall deliver a written proposal (a "Change Control Proposal") in the form provided in this Attachment G to the Project Manager of the other Party specifying (i) the proposed Change, (ii) the objective or purpose of such Change, (iii) the requirements and specifications of the deliverables to be delivered pursuant to such Change, and (iv) the requested prioritization and schedule for such Change. HAPSMobile and AV shall cooperate in good faith in discussing the scope and nature of the Change Control Proposal, the availability of AV personnel, expertise and resources to provide such Change and the time period in which such change will be implemented. Within five business days of the receipt of the Change Control Proposal from HAPSMobile, AV shall prepare and deliver to HAPSMobile a written assessment of the proposal (the "Change Assessment") (i) describing any changes in products, services, assignment of personnel and other resources that AV believes will be required, (ii) estimating the increase or decrease in the AV charges that would be required due to such Change, (iii) estimating the increase in HAPSMobile costs that would be required due to such Change (iii) estimating scheduling changes including Milestones, (iv) specifying how the proposed Change would be implemented, (v) describing the effect, if any, such Change would have on this Agreement, (vi) estimating all resources required to implement such Change, (vii) describing the delivery risks and associated risk mitigation plans and (viii) providing such other information as may be relevant to the proposed Change. To the extent that a proposed Change is of such multitude, magnitude or complexity that it is not feasible for AV to produce a detailed Change Assessment within five business days of its receipt of a Change Control Proposal from HAPSMobile, AV shall prepare and deliver to HAPSMobile a summary Change Assessment outlining such details regarding the prospective Change as AV can ascertain within such five business day period, and the Parties shall agree upon a schedule for the production of a more detailed Change Assessment. If required as part of the Change Assessment, AV will assist HAPSMobile with organizing the Hardware and Software vendors’ input and responses in a timely manner.

2.           HAPSMobile shall review the Change Assessment and respond within five business days of its receipt of a Change Assessment, indicating whether HAPSMobile desires AV to implement the Change pursuant to the Change Assessment. Upon Steering Committee approval, the Parties will execute a Change Control (a “Change Control”) based upon such Change Assessment. All Change Controls must be approved in writing by AV and HAPSMobile before AV commences work on the proposed Change.

3.           The Parties shall modify and update the Agreement (including the Estimated Completion Dates) and the pricing schedule as necessary to reflect any such Change Controls.

Change Classes

Class I Changes

Changes will be classified as Class I in accordance with the following definitions. A Change will be classified Class I when one or more of the following conditions exist:

a. functional or allocated configuration change;

b. product configuration change;

Use or disclosure of data contained on this page is subject to the confidentiality restriction stated on the cover page of this document.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

c. technical requirements change;

d. Customer furnished equipment change;

e. safety change;

f. operational capability change;

g. non-compatibility with support equipment;

h. configuration to the extent that retrofit action would be required;

i. Revision to delivered operation and maintenance manuals;

j. pre-set adjustments or schedule affecting operating limits or performance to such extent as to require assignment of a new identification number; or

k. interchangeability, substitutability or replace ability as applied to items, excluding the pieces and parts of non-repairable sub-assemblies.

As required by this Agreement, AV will not implement a Class I Change with an effectivity after the establishment of the baseline configuration without prior approval of HAPSMobile, which approval will be obtained through the Change Control procedures included in this Attachment G. AV will submit a each Class I Change to HAPSMobile as required under this Agreement including data document and contract control.

Class I Changes will be incorporated at the earliest possible time authorized by HAPSMobile after the execution of a Change Control.

If either party identifies an opportunity for upgrading cost efficiency, optimum technology, sourcing altenative or higher performance subcontractors, they will implement a Change Control action in accordance with this Attachment G to secure additional budget, identify cost reductions, and assess impacts to program schedules.

Class II Changes

A Change will be classified as Class II when it does not fall within the definition of a Class I Change, and includes, but is not limited to:

a. A change in documentation only (e.g., correction of errors, addition of clarifying notes or views);

b. A change in hardware (e.g., substitution of an alternative material) which does not affect any Deviation requirement factors; or

c. changes that do not affect form, fit, or function.

When a Change is classified as a Class II Change, AV shall have considered all factors for a Class I Change and determined the factors are not applicable to such Change.

Class II changes are not required to be submitted to HAPSMobile for approval, but will be provided by AV to HAPSMobile for review by HAPSMobile’s Configuration Management or Quality Assurance Representative for concurrence as to the classification of the Change.

Change Management Form

See attached Exhibit 1 - ECP Class I change Form

Use or disclosure of data contained on this page is subject to the confidentiality restriction stated on the cover page of this document.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

Exhibit 1 -Class I change Form

CLASS 1 CHANGE, PAGE 1

1. DATE *(YYYYMMDD)*

2. ORIGINATOR
a. TYPED NAME *(First, Middle Initial, Last)*
b. ADDRESS *(Street, City, State, Zip Code)*

3. CLASS OF CHANGE

4. WBS

5. PRIORITY

6. CLASS 1 CHANGE DESIGNATION
a. MODEL/TYPE
b. ITEM
c. SYSTEM DESIGNATION
d. CLASS 1 CHANGE NO.
e. TYPE
f. REV

7. BASELINE AFFECTED
☐ FUNCTIONAL ☐ PRODUCT
☐ ALLOCATED

8. OTHER SYS./CONFIG. ITEMS AFFECTED
☐ YES ☐ NO

9. SPECIFICATIONS AFFECTED

	Item	Specification/Document No.	Rev.	SN
a. SYSTEM				
b. DEVELOPMENT				
c. PRODUCT				

10. DRAWINGS AFFECTED

Item	Number	Rev.

11. TITLE OF CHANGE

12. CONTRACT NO. AND LINE ITEM

13. CUSTOMER CONTRACT OFFICE
a. NAME *(First, Middle Initial, Last)*
b. Email
c. TELEPHONE NO.

14. CONFIGURATION ITEM NOMENCLATURE

15. IN PRODUCTION
☐ YES ☐ NO

16. ALL LOWER LEVEL ITEMS AFFECTED
a. NOMENCLATURE
b. PART NO.
c. SN

17. DESCRIPTION OF CHANGE

18. NEED FOR CHANGE

19. PRODUCTION EFFECTIVITY BY SERIAL NUMBER

20. EFFECT ON PRODUCTION DELIVERY SCHEDULE

21. RETROFIT
a. RECOMMENDED ITEM EFFECTIVITY
b. SHIP/VEHICLE CLASS AFFECTED
c. ESTIMATED KIT DELIVERY SCHEDULE
d. LOCATIONS OR SHIP/VEHICLE NUMBERS AFFECTED

22. ESTIMATED COSTS/SAVINGS UNDER CONTRACT

23. ESTIMATED NET TOTAL COSTS/SAVINGS

24. SUBMITTING ACTIVITY
a. AUTHORIZED SIGNATURE
b. TITLE

25. APPROVAL/DISAPPROVAL
a. CLASS I
☐ APPROVAL RECOMMENDED ☐ DISAPPROVAL RECOMMENDED
b. CLASS II
N/A APPROVED N/A DISAPPROVED
c. CLASS II
N/A CONCUR IN CLASSIFICATION OF CHANGE ☐ DO NOT CONCUR IN CLASSIFICATION OF CHANGE
d. SUPPLIER
e. SIGNATURE
f. DATE SIGNED *(YYYYMMDD)*
g. APPROVAL
☐ APPROVED
☐ DISAPPROVED
h. CUSTOMER
i. SIGNATURE
j. DATE SIGNED *(YYYYMMDD)*

Use or disclosure of data contained on this page is subject to the confidentiality restriction stated on the cover page of this document.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

CLASS 1 CHANGE, PAGE 2	CLASS 1 CHANGE NUMBER

EFFECTS ON FUNCTIONAL/ALLOCATED CONFIGURATION DOCUMENTATION

26. OTHER SYSTEM AFFECTED	27. OTHER CONTRACTORS/ACTIVITIES AFFECTED

28. CONFIGURATION ITEMS AFFECTED

29. EFFECTS ON PERFORMANCE ALLOCATIONS AND INTERFACES IN SYSTEM SPECIFICATION

30. EFFECTS ON EMPLOYMENT, INTEGRATED LOGISTICS SUPPORT, TRAINING, OPERATIONAL EFFECTIVENESS OR SOFTWARE

31. EFFECTS ON CONFIGURATION ITEM SPECIFICATIONS

32. DEVELOPMENTAL REQUIREMENTS AND STATUS

33. TRADE-OFFS AND ALTERNATIVE SOLUTIONS

34. DATE BY WHICH CONTRACTUAL AUTHORITY IS NEEDED *(YYYYMMDD)*

Use or disclosure of data contained on this page is subject to the confidentiality restriction stated on the cover page of this document.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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CLASS 1 CHANGE, PAGE 3

CLASS 1 CHANGE NUMBER

EFFECTS ON PRODUCT CONFIGURATION DOCUMENTATION, LOGISTICS AND OPERATIONS

(X)	FACTOR	ENCL.	PAR.	(X)	FACTOR	ENCL.	PAR.
	35. EFFECT ON PRODUCT CONFIGURATION DOCUMENTATION OR CONTRACT				**37. EFFECT ON OPERATIONAL EMPLOYMENT**		
	a. PERFORMANCE				a. SAFETY		
	b. WEIGHT-BALANCE-STABILITY *(Aircraft)*				b. SURVIVABILITY		
	c. WEIGHT-MOMENT *(Other equipment)*				c. RELIABILITY		
	d. CDRL, TECHNICAL DATA	N/A			d. MAINTAINABILITY		
	e. NOMENCLATURE	N/A			e. SERVICE LIFE		
					f. OPERATING PROCEDURES		
	36. EFFECT ON INTEGRATED LOGISTICS SUPPORT (ILS) ELEMENTS				g. ELECTROMAGNETIC INTERFERENCE		
					h. ACTIVATION SCHEDULE		
	a. ILS PLANS	N/A			i. CRITICAL SINGLE POINT FAILURE ITEMS		
	b. MAINTENANCE CONCEPT, PLANS AND PROCEDURES				j. INTEROPERABILITY		
	c. LOGISTICS SUPPORT ANALYSES	N/A					
	d. INTERIM SUPPORT PROGRAMS	N/A					
	e. SPARES AND REPAIR PARTS				**38. OTHER CONSIDERATIONS**		
	f. TECH MANUALS/PROGRAMMING TAPES	N/A			a. INTERFACE		
	g. FACILITIES				b. OTHER AFFECTED EQUIPMENT/GFE/GFP		
	h. SUPPORT EQUIPMENT				c. PHYSICAL CONSTRAINTS		
	i. OPERATOR TRAINING				d. COMPUTER PROGRAMS AND RESOURCES		
	j. OPERATOR TRAINING EQUIPMENT						
	k. MAINTENANCE TRAINING	N/A			e. REWORK OF OTHER EQUIPMENT		
	l. MAINTENANCE TRAINING EQUIPMENT	N/A			f. SYSTEM TEST PROCEDURES		
	m. CONTRACT MAINTENANCE				g. WARRANTY/GUARANTEE	N/A	
	n. PACKAGING, HANDLING, STORAGE, TRANSPORTABILITY				h. PARTS CONTROL		
					i. LIFE CYCLE COSTS	N/A	

39. ALTERNATE SOLUTIONS

40. DEVELOPMENTAL STATUS

41. RECOMMENDATIONS FOR RETROFIT

42. WORK-HOURS PER UNIT TO INSTALL RETROFIT KITS

a. ORGANIZATION | b. INTERMEDIATE | c. DEPOT | d. OTHER

43. WORK-HOURS TO CONDUCT SYSTEM TESTS AFTER RETROFIT

44. THIS CHANGE MUST BE ACCOMPLISHED

☐ BEFORE ☐ WITH ☐ AFTER THE FOLLOWING CHANGES

45. IS CONTRACTOR FIELD SERVICE ENGINEERING REQUIRED?

☐ YES ☐ NO

46. OUT OF SERVICE TIME

47. EFFECT OF THIS CLASS I CHANGE AND PREVIOUSLY APPROVED CLASS I CHANGE'S ON ITEM

48. DATE CONTRACTUAL AUTHORITY NEEDED FOR (YYYYMMDD)

a. PRODUCTION

b. RETROFIT

Use or disclosure of data contained on this page is subject to the confidentiality restriction stated on the cover page of this document.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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CLASS 1 CHANGE, PAGE 4	CLASS 1 CHANGE NUMBER

49. ESTIMATED NET TOTAL COST IMPACT *(Use parentheses for savings)*

FACTOR	COST / SAVINGS UNDER CONTRACT					Other Costs/ Savings to the Customer (f)
	Non-Recurring (a)	RECURRING			Total (e)	
		Unit (b)	Quantity (c)	Total (Recurring) (d)		
a. PRODUCTION COSTS / SAVINGS						
(1) CONFIGURATION ITEM / CSCI						
(2) FACTORY TEST EQUIPMENT						
(3) SPECIAL FACTORY TOOLING						
(4) SCRAP						
(5) ENGINEERING, ENGINEERING DATA REVISION						
(6) REVISION OF TEST PROCEDURES						
(7) QUALIFICATION OF NEW ITEMS						
(8) SUBTOTAL OF PROD COSTS / SAVINGS						
b. RETROFIT COSTS						
(1) ENGINEERING DATA REVISION						
(2) PROTOTYPE TESTING						
(3) KIT PROOF TESTING	N/A					
(4) RETROFIT KITS FOR OPERATIONAL SYSTEMS						
(5) PREP.	N/A					
(6) SPECIAL TOOLING FOR RETROFIT						
(7) INSTALLATION - CONTRACTOR PERSONNEL						
(8) INSTALLATION - PERSONNEL						
(9) TESTING AFTER RETROFIT						
(10) MODIFICATION OF CFE	N/A					
(11) QUALIFICATION OF CFE						
(12) SUBTOTAL OF RETROFIT COSTS/SAVINGS						
c. INTEGRATED LOGISTICS SUPPORT COSTS/ SAVINGS	N/A					
(1) SPARES/REPAIR PARTS REWORK						
(2) NEW SPARES AND REPAIR PARTS						
(3) SUPPLY/PROVISIONING DATA						
(4) SUPPORT EQUIPMENT						
(5) RETROFIT KITS FOR SPARES						
(6) OPERATOR TRAINING COURSES						
(7) MAINTENANCE TRAINING COURSES						
(8) REVISION OF TECH MANUALS						
(9) NEW TECH MANUALS						
(10) TRAINING/TRAINERS						
(11) INTERIM SUPPORT						
(12) MAINTENANCE MANPOWER						
(13) COMPUTER PROGRAMS/DOCUMENTATION						
(14) SUBTOTAL OF ILS COSTS/SAVINGS						
d. OTHER COSTS/SAVINGS						
e. SUBTOTAL COSTS/SAVINGS						
(1) SUBTOTAL UNDER CONTRACT						
f. COORDINATION OF CHANGES WITH OTHER CONTRACTORS						
g. COORDINATION CHANGES BY CUSTOMER						
h. ESTIMATED NET TOTAL COSTS/SAVINGS

Use or disclosure of data contained on this page is subject to the confidentiality restriction stated on the cover page of this document.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

ATTACHMENT H

PROJECT MILESTONE

#	Milestone	Criteria	Date
1		[***]	[***]
[***] Milestone Objective: [***]
Completion Criteria [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***]
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Completion Criteria [***] • [***] • [***] [***] • [***] • [***] • [***]
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ATTACHMENT I

PROJECT MANAGEMENT

1. Project Roles & Responsibilities

1.1 Project Organization. Figure I-1 below illustrates the basic organizational structure and high-level roles that will be used in the project. Detailed project roles & responsibilities are described in “ATTACHMENT C SOW”.

Figure I-1

Project Owner:
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Steering Committee:
HAPSMobile
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AV:
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Project Leader:
AV:
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PMO:
AV:
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Chief Engineer
AV:
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Technical Lead:
AV:
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Structures:
AV:
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Avionics:
AV:
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Systems Engineering:
AV:
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A List of Project key persons for AV (Key Persons List) is as follows.

AV
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1.2  Project Methodology. AV’s methodology for large scale complex projects will be used to ensure that all elements of the project are appropriately considered and aligned. The major components of the design approach are:

Development, design, build and test the [***] Prototype Solar Stratospheric Aircraft System testing [***] @ [***] altitude [***] and [***] endurance through Flight Test and engineering analysis.

2. Project Governance

2.1  Project Management. Project Management organizes and delivers the support and supervision to deliver an integrated design capability.  It includes:

(1)  Establishing work plans, resources and disciplines to get the project activities initiated and progressed to work towards achieving on-time delivery.

(2)  Directing, coordinating and monitoring the activities of the entire project to assist in achieving desired project outcomes.

(3)  Managing the integration of the various components of the project so that they support the overall business architecture.

The detailed scope of these activities is defined in “ATTACHMENT C SOW”.

2.2  Project Management Office (PMO)

PMO will execute the project management approach. In PMO, project management operations will be handled by both HAPSMobile and AV. Project management of external projects and external systems is beyond the scope of work for PMO. PMO will coordinate design activities with other external systems and/or projects.

2.3  Project/Organization Definition.

AV defines the project organization and schedule, and HAPSMobile reviews them at the beginning of the project. Mutually agreed changes can be made.

2.4  Define Project Management Processes and Training.

(a)  AV defines the project management processes and HAPSMobile reviews them. Mutually agreed changes can be made.

(b)  AV will provide highly skilled PMO and Project Management personnel.  Additional training with HAPSMobile support will be initiated as required.  An official training session for each project management area will be scheduled for the project members. The PMO office will be responsible for arranging any follow-up session for absent/new people. HAPSMobile and AV will be responsible for follow-up activities for their own members.

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2.5  Human Resource Management.

(a) AV and HAPSMobile create and maintain their own resource plans respectively.

(b)

(c)  AV and HAPSMobile should provide enough people, based on respective resource plans, in order to complete project deliverables in line with the schedule.

(d)  Resource shortage and/or personnel problems will be mutually resolved according to the Agreement.

2.6  Progress Management

(a)  AV defines the progress management processes and HAPSMobile reviews them. Mutually agreed changes on the format of such progress reports can be made.

(b)  A PMO member participates in the PMO meeting once a month or as needed and the Project operational meeting once a week or as needed. HAPSMobile and AV will provide and input accurate data in a timely manner.

(c)  AV and HAPSMobile will undertake the following activities in cooperation:

i.    Collection of progress information

ii.   Preparing progress materials

iii.  Participating in progress meeting

2.7  Scope Management/Change Control Process

(a)  One of the key activities for Project Management will closely manage the scope so that delivery commitments and schedule milestones can be met. All scope changes will be handled through the Change Procedures described in the Agreement. The scope of events that fall under a Change request and the detailed Change request process to be used in the project must be in accordance with the Change Procedures described in the Agreement.

2.8  Issue Management Processes

(a)  Issue management will follow a defined process with appropriate issues escalated to PMO.

(b)  PMO or operational meeting issues which are HAPSMobile's responsibility should be resolved by the designated due dates. If HAPSMobile in-charge person cannot resolve the issue, it should be escalated to a higher level in a timely manner so as not to jeopardize the overall project schedule, quality and cost.

(c)  AV and HAPSMobile will undertake the following activities in cooperation:

i.    Collection of issues

ii.   Making issue management materials

2.9  Risk Management Processes

(a)  Risk management will follow a defined process with appropriate risks escalated to PMO.

(b)  PMO or operational meeting risks, which are HAPSMobile's responsibility, should be mitigated by the due dates. If HAPSMobile in-charge person cannot mitigate the risks, it should be escalated to a higher level in a timely manner so as not to impact the overall project schedule, quality and cost.

(c)  AV and HAPSMobile will undertake the following activities in cooperation:

i.    Collection of risks

ii.   Prepare risk management materials

iii.  Planning the approach for risk mitigation

iv.  Leading meetings/taking minutes

2.10 Business Management Processes

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(a)  Coordinate that each area/office develops the standards according to the project plan, and undertakes designs, developments, and reviews in accordance with the standards.

(b)  Appropriate area/office develops standards and each office undertakes compliance activities in accordance with the business management standards.

(c)

(d)

2.11 Communication Management.

(a)  Communication management will follow a defined process, and each office member should participate and operate meetings in line with the meeting purpose.

(b)  Steering Committee will be held on a monthly basis.

(d)

(e)

(f)   The following communication management tasks will be undertaken:

(1) Steering Committee

i.     Preparing materials

ii.    Preparing and Arranging

iii.   Facilitating

iv.   Taking Minutes

(2) Create and maintain a stakeholder list in cooperation

2.12 Vendor Management. Vendor management will occur as described in the Agreement.

2.13 Deliverables Management

(a)  PMO is responsible, at the appropriate points in the project, to track and report that all defined Deliverables are developed and reviewed.

(b)  The Deliverables are defined in Attachment A.

(c)  Acceptance of Deliverables will follow the acceptance process defined in Attachment B.

2.14      Support Activities

(a)  HAPSMobile internal activities having no direct relation to the project will not be supported.

(b)  AV translators, interpreters and secretaries will work only for AV under the instruction of AV.

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